UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Levi Strauss & Co.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LEVI STRAUSS & CO.

2026

Notice of Annual Meeting of Shareholders and Proxy Statement

OUR VALUES

At LS&Co., we believe that our values give us a competitive advantage. They are as much a part of our company as the people who live them every day.

ORIGINALITY
Be bold, authentic and innovative

INTEGRITY
Do the right thing, even when it's hard

EMPATHY
Put people first and value our differences

COURAGE
Stand up for what we believe

PERFORMANCE
Own the result and achieve our full potential

LEVI STRAUSS & CO.
SAN FRANCISCO, CAL.
ORIGINAL RIVETED
GENUINE QUALITY CLOTHING
TRADE

   NOTE FROM OUR CHAIR

“The LS&Co. of today is a stronger, healthier business that’s well on its way to achieving its goal of being a best-in-class lifestyle retailer.”

2025 was a pivotal year for Levi Strauss & Co. (“LS&Co.”). The Company delivered $6.3 billion in total net revenues, up 7% on an organic basis, which was broad based across all facets of the Company. We achieved a record gross margin of 61.7% and delivered adjusted EBIT margin of 11.4%, up 70 basis points compared to prior year. The Company returned $363 million in capital to shareholders, up 26% compared to 2024, reflecting our continued efforts to drive shareholder value.

Under Michelle Gass’s leadership, LS&Co. has sharpened its strategic priorities, strengthened its economics and built a foundation designed to support sustainable, profitable growth. The Levi’s® brand cemented its position as the world’s No. 1 denim brand while making meaningful progress in its evolution into a head-to-toe denim lifestyle apparel leader. Growth across direct-to-consumer, wholesale and key categories was accompanied by improved profitability, reflecting a more focused and productive portfolio, and a stronger operating model. The LS&Co. of today is a stronger, healthier business that’s well on its way to achieving its goal of being a best-in-class lifestyle retailer.

Amid all the work and strong performance, we remain committed to our values and guiding belief of profits through principles. Time and again, we’ve seen that doing what’s right makes us a stronger business. This year, we celebrated our 25th annual Community Day, mobilizing employees across retail, corporate, and distribution centers in more than 50 cities globally and granting over $500,000 to nonprofit partners.

The Board has been deeply engaged throughout this year and strongly believes the Company is positioned to compete — and win — in an increasingly dynamic global retail environment.

The Board itself has continued to evolve and strengthen. Over the past three years, we have welcomed four new independent directors — David Marberger, Artemis Patrick, Daniel Geballe and, most recently, Jeffrey J. Jones II — adding fresh perspectives and critical expertise across retail, consumer brands, finance, technology and governance. This reflects our commitment to ensuring the Board has the right mix of experience and skills to provide effective oversight and long-term stewardship.

This year also marks another change for the Board. After 15 years of service, I will step down as Chair following the annual shareholder meeting and retire later this year. It has been one of the great honors of my career to help guide LS&Co. through some of its most consequential moments including its transition from private to public ownership and through a seamless and highly successful CEO succession.

I am delighted to pass the Chair seat to Troy Alstead, who has served on the Board for more than 10 years. Troy has been a guiding force throughout his tenure, and I have every confidence in his ability to effectively lead the Board and advise the Company going forward.

Looking ahead, I am confident in the foundation we’ve built and the future ahead of us. With a strong Board, Michelle’s proven leadership, compelling strategy guiding the Company forward and the ongoing engagement of our shareholders, LS&Co. is well positioned to continue to grow, thrive and win.

ROBERT A. ECKERT

Board Chair

We intend to mail the Proxy Availability Notice on or about March 11, 2026, to all shareholders of record entitled to vote at the annual meeting. We expect that this proxy statement and the other proxy materials will be available to shareholders on or about March 11, 2026.

*	We encourage you to review our Annual Report on Form 10-K for the year ended November 30, 2025.

2026 PROXY STATEMENT	3

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

PROPOSALS		BOARD VOTE RECOMMENDATION	FOR FURTHER DETAILS
1	Election of Class I Directors	“FOR” each director nominee	Page 11
2	Advisory Vote to Approve Executive Compensation	“FOR”	Page 35
3	Ratification of Selection of Independent Registered Public Accounting Firm	“FOR”	Page 67
4	Shareholder Proposal Requesting Bylaw Amendment related to Sustainability ROI Report by Audit Committee	“AGAINST”	Page 69

Shareholders will also conduct any other business properly brought before the annual meeting or any adjournment or postponement thereof. A list of shareholders of record will be available for inspection by shareholders of record during normal business hours for 10 days prior to the annual meeting for any legally valid purpose at our corporate headquarters at 1155 Battery Street, San Francisco, CA 94111. Whether or not you expect to attend the annual meeting, you are urged to vote by proxy as promptly as possible to ensure your vote is counted. You may vote over the telephone, through the internet or by using the proxy card that you request as instructed in the Proxy Availability Notice. Even if you have voted by proxy, you may still vote at the annual meeting, as your proxy is revocable at your option. Note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from that record holder. See the Proxy Availability Notice for more information.

By Order of the Board of Directors,

PRISCILLA DUNCAN-TANNOUS

Corporate Secretary

ATTENDANCE AT THE MEETING

A live webcast of the annual meeting will be available at www.virtualshareholdermeeting.com/LEVI2026. To access the webcast, go to this website and follow the instructions provided. The webcast will be recorded and available for replay at this website through May 22, 2026. Electronic entry to the meeting will begin at 10:15 a.m., Pacific Time.

To attend and vote during the annual meeting visit www.virtualshareholdermeeting.com/LEVI2026 and enter the 16-digit control number included in your Proxy Availability Notice, voting instruction form or proxy card.

If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/LEVI2026.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 22, 2026

The notice of annual meeting, proxy statement and annual report to shareholders are available free of charge at www.proxyvote.com.

DATE AND TIME April 22, 2026 (Wednesday) 10:30 a.m. (Pacific Time)

LOCATION www.virtualshareholdermeeting.com/LEVI2026

WHO CAN VOTE Shareholders as of February 27, 2026 are entitled to vote.

HOW TO VOTE

INTERNET

•

Visit www.proxyvote.com to vote online (you will need the voter control number from your proxy card or the Proxy Availability Notice)

•

Your vote must be received by 8:59 p.m., Pacific Time, on April 21, 2026

TELEPHONE

•

Call 1-800-690-6903 and follow the recorded instructions (you will need the voter control number from your proxy card)

•

Your vote must be received by 8:59 p.m., Pacific Time, on April 21, 2026

MAIL • Complete, sign, date and return the proxy card that may be delivered • Your proxy card must be mailed by April 13, 2026

AT THE VIRTUAL MEETING See “Attendance at the Meeting”

QR CODE Scan this QR code to vote with your mobile device

4	LEVI STRAUSS & CO.

2026 PROXY STATEMENT	5

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PERFORMANCE HIGHLIGHTS

FY25 FINANCIAL OVERVIEW

$6.3 billion	61.7%	11.4%	$1.34	$363 million
Net Revenue	Gross Margin	Adjusted EBIT Margin*	Adjusted Diluted EPS*	returned to shareholders

FY25 NET REVENUE SHARE

Net Revenues by Region
Americas
53%
2%
18%
27%
Asia
Beyond Yoga
Europe

Net Revenues by Channel
Wholesale
DTC
49%
51%

Net Revenues by Brand
Levi's Brand
94%
2%
4%
Levi Strauss Signature
Beyond Yoga

Net Revenues by Gender
Men's
1%
60%
39%
Women's
Non-Gendered Clothing

*	Please refer to the discussion of non-GAAP financial metrics and reconciliations to GAAP measures beginning on page 60 of our Annual Report on Form 10-K for the year ended November 30, 2025.

6	LEVI STRAUSS & CO.

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PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

1

ELECTION OF CLASS I DIRECTORS

The Board of Directors (or “Board”) recommends a vote FOR each director nominee. See page 11.

CONTINUING DIRECTORS AND DIRECTOR NOMINEES

		DIRECTOR	COMMITTEE MEMBERSHIP
NAME AND PRINCIPAL OCCUPATION	AGE	SINCE	AC	CHCC	FC	NGCCC
ARTEMIS PATRICK President and CEO, Sephora North America	54	2025
JILL BERAUD Retired; Former Chief Executive Officer, Ippolita	65	2013			C
ELLIOTT RODGERS Former Executive Vice President and Chief Operations Officer, Foot Locker, Inc.	50	2020
YAEL GARTEN VP of Product, AI Platforms, LinkedIn	47	2020
DANIEL GEBALLE Managing Director, SJF Ventures	43	2025
JENNY MING Former Chief Executive Officer, Rothy’s, Inc.	70	2014
JOSHUA PRIME Co-President, Argonaut Securities Company.	48	2019
TROY ALSTEAD Former Chief Operating Officer and Group President, Starbucks; Founder, Ocean5	62	2012		C
ROBERT ECKERT (1) Operating Partner, FFL Partners, LLC	71	2010				C
MICHELLE GASS President and Chief Executive Officer, Levi Strauss & Co.	58	2023
JEFFERY J. JONES II Former President and Chief Executive Officer of H&R Block, Inc.	58	2026
DAVID MARBERGER Executive Vice President and CFO, Conagra Brands	61	2024	C

AC	Audit Committee	CHCC	Compensation and Human Capital Committee		Member	Independent
FC	Finance Committee	NGCCC	Nominating, Governance and Corporate Citizenship Committee	C	Chair

(1)	Mr. Eckert is expected to retire from the Board of Directors upon reaching the mandatory retirement age in August 2026.

2026 PROXY STATEMENT	7

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BOARD SNAPSHOT(1)

SKILLS & EXPERIENCE

(1)	The snapshot does not include Mr. McCormick. Mr. McCormick has informed the Board of Directors of his decision to retire as a director effective as of the conclusion of the annual meeting. Therefore, Mr. McCormick is not standing for reelection to the Board of Directors. Mr. McCormick intends to continue to serve as a Director until the completion of his current term at the 2026 annual meeting of shareholders.

GOVERNANCE BEST PRACTICES

•	Independent Board Chair
•	Majority of independent directors
•	Diverse Board
•	Committee membership limited to independent directors
•	Executive sessions of non-management directors of Board and committees
•	Director and officer stock ownership requirements
•	No poison pill

BOARD REFRESHMENT

Board Changes In The Past 3 Years	Skills of Newly Added Directors

4 new independent directors	Consumer Brand and Marketing Strategy Expertise	Digital/Technology/Data Science/ Cybersecurity Expertise

	Omnichannel and Financial Expertise	Supply Chain/Logistics Expertise

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2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board recommends a vote FOR this proposal. See page 35.

FINANCIAL PERFORMANCE

2025 marked a true inflection point for Levi Strauss & Co. (the “Company” or “LS&Co.”), as our sharpened focus unlocked stronger, more profitable growth across the business. The Company delivered 4% reported net revenue growth and 7% organic net revenue growth for the year, broad-based across brands, categories, and channels and powered by disciplined execution. The Company achieved record gross margin and expanded adjusted EBIT margin by 70 basis points, while delivering 8% adjusted diluted EPS growth. Reflecting strong cash generation and disciplined capital allocation, the Company returned $363 million to shareholders in 2025, an increase of 26% compared to the prior year.

KEY PERFORMANCE MEASURES

EXECUTIVE COMPENSATION HIGHLIGHTS

COMPENSATION SNAPSHOT

*	Please refer to the discussion of non-GAAP financial metrics and reconciliations to GAAP measures beginning on page 60 of our Annual Report on Form 10-K for the year ended November 30, 2025.

2026 PROXY STATEMENT	9

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COMPENSATION BEST PRACTICES

PRACTICES WE ENGAGE IN	PRACTICES WE DO NOT ENGAGE IN

  Align pay with shareholder interests

  Grant equity-based awards with performance goals that align with long-term value

  Engage proactively with shareholders and consider shareholder feedback

  Maintain stock ownership guidelines

  Adopt and maintain clawback policy

  Engage independent compensation consultant

  Conduct annual review of compensation program and practices

  Use peer groups

  Do not take excessive risk

  Conduct annual say on pay vote

  Hedging shares

  Pledging shares

  Repricing stock options

  Granting discount stock options

  Providing excessive perquisites

  Granting dividends or dividend equivalents on unearned performance shares/units

  Gross-ups for golden parachute taxes

  Single-trigger vesting in the event of a change in control

3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends a vote FOR this proposal. See page 67.

4

SHAREHOLDER PROPOSAL REQUESTING BYLAW AMENDMENT RELATED TO SUSTAINABILITY ROI REPORT BY AUDIT COMMITTEE

The Board recommends a vote AGAINST this proposal. See page 69.

10	LEVI STRAUSS & CO.

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CORPORATE GOVERNANCE

PROPOSAL 1

ELECTION OF CLASS I DIRECTORS

Our Board of Directors currently has 13 members and is divided into three classes, with directors elected for overlapping three-year terms. There are four Class I directors whose term of office expires in fiscal year 2026: Jill Beraud, Christopher McCormick, Artemis Patrick and Elliott Rodgers.

Mr. McCormick has informed the Board of Directors of his decision to retire as a director effective as of the conclusion of the annual meeting. Therefore, Mr. McCormick is not standing for reelection to the Board of Directors. Mr. McCormick’s decision was not due to any disagreement with the Company or the Board. Mr. McCormick intends to continue to serve as a Director until the completion of his current term at the 2026 annual meeting of shareholders.

Our Board of Directors has recommended that each of Ms. Beraud, Ms. Patrick and Mr. Rodgers be re-elected as Class I directors to serve until the 2029 annual meeting of shareholders and until their successors are duly elected and qualified or, if sooner, until their death, resignation or removal.

A biography of each nominee and a discussion of his or her specific experience, qualifications, attributes and skills that led the Nominating, Governance and Corporate Citizenship Committee and our Board of Directors to recommend him or her as a nominee for Class I director is set forth in this proxy statement under “Board of Directors—Nominees for Election as Class I Directors.”

Directors are elected by a plurality of the votes of the holders of shares present at the meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the most FOR votes will be elected as Class I directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of the three nominees recommended by our Board of Directors and named in this proxy statement. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us. Each nominee has agreed to serve as a Class I director if elected. We have no reason to believe that any nominee will be unable to serve.

Our Board of Directors unanimously recommends a vote “FOR” all of the named nominees.

BOARD COMPOSITION

Our Board of Directors currently has 13 members. Our current Board of Directors is divided into three classes with directors elected for overlapping three-year terms:

•	The term for directors in Class I (Jill Beraud, Christopher McCormick(1), Artemis Patrick and Elliott Rodgers) will end at the 2026 annual meeting of shareholders;
•	The current term for directors in Class II (Daniel Geballe, Yael Garten, Jenny Ming and Joshua Prime) will end at the 2027 annual meeting of shareholders; and
•	The term for directors in Class III (Troy Alstead, Robert Eckert(2), Michelle Gass, Jeffrey J. Jones II and David Marberger) will end at the 2028 annual meeting of shareholders;

At each annual meeting of shareholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified or, if sooner, their death, resignation or removal. We expect that additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Our corporate governance guidelines provide that directors are expected to attend our annual meetings of shareholders. All of our then-serving directors attended the 2025 annual meeting of shareholders.

(1)	Mr. McCormick has informed the Board of Directors of his decision to retire as a director effective as of the conclusion of the annual meeting. Therefore, Mr. McCormick is not standing for reelection to the Board of Directors. Mr. McCormick intends to continue to serve as a director until the completion of his current term at the 2026 annual meeting of shareholders.
(2)	Mr. Eckert is expected to retire from the Board of Directors upon reaching the mandatory retirement age in August 2026.

2026 PROXY STATEMENT	11

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BOARD OF DIRECTORS

NOMINEES FOR ELECTION AS CLASS I DIRECTORS

The following is a brief biography of each nominee for Class I director and a discussion of his or her specific experience, qualifications, attributes or skills that led the Nominating, Governance and Corporate Citizenship Committee and our Board of Directors to recommend him or her as a nominee for Class I director.

Retired; Former Chief Executive Officer, Ippolita AGE: 65 DIRECTOR SINCE: 2013 COMMITTEES: Finance Committee (Chair), Compensation and Human Capital Committee	JILL BERAUD

CAREER HIGHLIGHTS:

•

Retired Chief Executive Officer of Ippolita, a privately held luxury jewelry company with distribution in high-end department stores, flagship and ecommerce, from October 2015 until September 2018.

•

Executive Vice President for Tiffany & Co., with responsibility for its Global Retail Operations and E-Commerce with oversight of strategic store development and real estate from October 2014 until June 2015.

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Served as Chief Executive Officer for Living Proof, Inc., a privately held company that uses advanced medical and materials technologies to create hair care and skin care products for women from December 2011 to October 2014.

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Served as President of Starbucks/Lipton Joint Ventures and Chief Marketing Officer of PepsiCo Americas Beverages from July 2009 to June 2011, and PepsiCo’s Global Chief Marketing Officer from December 2008 to July 2009.

•

Spent 13 years at Limited Brands in various roles, including Chief Marketing Officer of Victoria’s Secret and Executive Vice President of Marketing for its broader portfolio of specialty brands, including Bath & Body Works, C.O. Bigelow, Express, Henri Bendel and Limited Stores.

•

Chair of the Board for the Fashion for Good BV.

KEY QUALIFICATIONS:

Ms. Beraud was selected to join our Board of Directors due to her extensive marketing, social media and consumer branding experience, as well as her extensive managerial and operational knowledge in the apparel and other consumer goods industries.

President and CEO, Sephora North America AGE: 54 DIRECTOR SINCE: 2025 COMMITTEES: Audit Committee, Nominating, Governance and Corporate Citizenship Committee	ARTEMIS PATRICK

CAREER HIGHLIGHTS:

•

President and CEO of Sephora North America, a retailer of personal care and beauty products, since 2023.

•

Executive Vice President and Global Chief Merchandising Officer for Sephora from 2020 until 2023.

•

Held e-commerce, retail and merchandising roles of increasing responsibility within Sephora, both in North America and globally, over her twenty-year tenure.

•

Prior to Sephora, Ms. Patrick spent nearly a decade in various marketing, merchandising, planning and e-commerce roles in Retail.

KEY QUALIFICATIONS:

Ms. Patrick was selected to join our Board of Directors due to her deep industry knowledge with roots in merchandising, brand building, partnerships and e-commerce, as well as her leadership expertise.

12	LEVI STRAUSS & CO.

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Former Executive Vice President and Chief Operations Officer, Foot Locker, Inc. AGE: 50 DIRECTOR SINCE: 2020 COMMITTEES: Finance Committee, Compensation and Human Capital Committee	ELLIOTT RODGERS

CAREER HIGHLIGHTS:

•

Former Executive Vice President and Chief Operations Officer at Foot Locker, Inc. serving from December 2022 to September 2025.

•

Chief People Officer at project44, a supply chain visibility platform from October 2021 to December 2022.

•

Previously was Chief Information Officer and Chief Supply Chain Officer of Ulta Beauty. Joined Ulta Beauty in 2013 and served in a number of senior positions where he led distribution, transportation, supplier operations, sales and operations planning, and supply chain strategy.

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Led the transformation of Ulta Beauty’s supply chain in support of its strategic imperatives.

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Held operational leadership roles spanning retail, financial services, and logistics at Target, Citibank and the United States Army.

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Served in various assignments as an Army Officer, including leading logistics support operations for humanitarian service missions.

KEY QUALIFICATIONS:

Mr. Rodgers was selected to join our Board of Directors due to his broad professional experience and his extensive operational, technology and retail leadership experience.

2026 PROXY STATEMENT	13

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CURRENT DIRECTORS

The following is a brief biography of each existing director and/or each director whose term will continue after the annual meeting.

Former Chief Operating Officer and Group President, Starbucks; Founder, Ocean5

AGE: 62

DIRECTOR SINCE: 2012

COMMITTEES:

Compensation and Human Capital Committee, Nominating, Governance and Corporate Citizenship Committee

TROY ALSTEAD

CAREER HIGHLIGHTS:

•

Founder of Table 47, Ocean5, a restaurant and a social entertainment concept, and The Cup Coffee Lounge.

•

Retired from Starbucks Corporation in February 2016 after 24 years with the company, having most recently served as Chief Operating Officer.

•

Held the positions of Group President, Chief Financial Officer and Chief Administrative Officer of Starbucks.

•

Spent a decade in Starbucks international business, including roles as Senior Leader of Starbucks International, President of Europe, Middle East and Africa headquartered in Amsterdam and Chief Operating Officer of Starbucks Greater China headquartered in Shanghai.

•

Currently serves as a director of Heritage Distilling, Array Technologies, Inc., Prism (formerly OYO Global), and as chair of the Board at Harley-Davidson, Inc.

KEY QUALIFICATIONS:

Mr. Alstead brings to our Board of Directors his broad financial and business perspective developed over many years in the global consumer goods industry.

Mr. Alstead will assume the role of Chair of our Board of Directors at the conclusion of the Annual Meeting in April 2026.

Operating Partner, FFL Partners, LLC AGE: 71 DIRECTOR SINCE: 2010 COMMITTEES: Nominating, Governance and Corporate Citizenship Committee (Chair), Compensation and Human Capital Committee	ROBERT ECKERT

CAREER HIGHLIGHTS:

•

Chair of our Board of Directors, a position he has held since 2021. Mr. Eckert is expected to retire from his role as Chair at the conclusion of the Annual Meeting in April 2026.

•

Operating Partner of FFL Partners, LLC, a private equity firm, since September 2014.

•

Chairman Emeritus of Mattel, Inc., a designer and manufacturer of toys, a role he has held since January 2013.

•

Chairman and Chief Executive Officer of Mattel from May 2000 until December 2011, and he continued to serve as its Chairman until December 2012.

•

Previously worked for Kraft Foods, Inc. for 23 years, and served as President and Chief Executive Officer from October 1997 until May 2000.

•

Group Vice President of Kraft Foods from 1995 to 1997, and President of the Oscar Mayer foods division of Kraft Foods from 1993 to 1995.

•

Currently a director of Uber Technologies, Inc., Amgen, Inc., and Quinn Group Inc. Previously served on the Board of Directors for McDonald’s Corporation.

KEY QUALIFICATIONS:

Mr. Eckert was selected to join our Board of Directors due to his experience as a senior executive engaged with the dynamics of building global consumer brands through high performance expectations, integrity and decisiveness in driving businesses to successful results.

Mr. Eckert is expected to retire from the Board of Directors upon reaching the mandatory retirement age in August 2026.

14	LEVI STRAUSS & CO.

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VP of Product, AI Platforms, LinkedIn AGE: 47 DIRECTOR SINCE: 2020 COMMITTEES: Audit Committee, Nominating, Governance and Corporate Citizenship Committee	YAEL GARTEN

CAREER HIGHLIGHTS:

•

Vice President of Product, AI Platforms, LinkedIn since August 2025.

•

Director, AI/ML Data Science and Engineering, Apple, Inc. from August 2017 through June 2023.

•

Worked at LinkedIn Corporation in a number of positions from October 2011 to August 2017, including as Director of Data Science from October 2015 to August 2017.

•

Research Scientist and Text Mining Lead at Stanford University School of Medicine before joining LinkedIn.

•

Serves on the Board of Directors of Fiverr International Ltd.

KEY QUALIFICATIONS:

Dr. Garten was selected to join our Board of Directors for her expertise in data science, artificial intelligence and machine learning, and converting data into actionable product and business strategy. She has applied this expertise across products and services with massive global user bases.

President and Chief Executive Officer, Levi Strauss & Co. AGE: 58 DIRECTOR SINCE: 2023 COMMITTEES: None	MICHELLE GASS

CAREER HIGHLIGHTS:

•

President, Chief Executive Officer of Levi Strauss & Co. since January 2024 and a Director since 2023.

•

Previously served as President of Levi Strauss & Co. from January 2023 to January 2024.

•

Previously Chief Executive Officer of Kohl’s Corporation from May 2018 until December 2022 where she led the company’s effort to become a leading omnichannel retailer while attracting and elevating notable national brand partnerships, including the long-term partnership with Sephora. Held positions of Chief Merchandising and Customer Officer and Chief Customer Officer at Kohl’s prior to becoming Chief Executive Officer.

•

Served in a variety of leadership roles at Starbucks Corporation across marketing, global strategy, and merchandising for more than 16 years, including President, Starbucks Europe, Middle East and Africa and Executive Vice President, Marketing and Category.

•

Served in product development and brand management roles at Procter and Gamble before joining Starbucks.

•

Serves on the Board of Directors of PepsiCo, Inc. Previously served on the Board of Directors of Kohl’s Corporation.

KEY QUALIFICATIONS:

Ms. Gass’ position as our President and Chief Executive Officer and her deep retail and omni-channel experience combined with her track record of building brands and meaningful innovation make her well suited to serve as a member of our Board of Directors.

Managing Director, SJF Ventures AGE: 43 DIRECTOR SINCE: 2025 COMMITTEES: Audit Committee; Finance Committee	DANIEL GEBALLE

CAREER HIGHLIGHTS:

•

Managing Director, SJF Ventures, a venture capital firm, leading investments in early stage companies creating positive social and/or environmental impacts; joined SJF Ventures in 2013.

•

Held positions with the Corporation for Enterprise Development and Fisher Investments prior to SJF Ventures.

•

Vice Chair and member of the Board of Directors for the Levi Strauss Foundation.

KEY QUALIFICATIONS:

Mr. Geballe was selected to join our Board of Directors due to his extensive experience from his leadership at SJF Ventures and his deep commitment to social and environmental responsibility. Mr. Geballe also has extensive background with the Company arising from his familial connection to our founder.

2026 PROXY STATEMENT	15

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Retired; Former President and Chief Executive Officer of H&R Block, Inc.

AGE: 58

DIRECTOR SINCE: 2026

COMMITTEES:

Compensation and Human Capital Committee; Nominating, Governance and Corporate Citizenship Committee

JEFFREY J. JONES II

CAREER HIGHLIGHTS:

•

Former President and Chief Executive Officer of H&R Block, Inc., a global provider of tax preparation services, financial products and small business solutions, serving from 2017 to 2025.

•

Served as President, Ride Sharing at Uber Technologies Inc. from September 2016 until March 2017.

•

Served as Executive Vice President and Chief Marketing Officer at Target Corporation from April 2012 to September 2016.

•

Prior to his time at Target Corporation, Mr. Jones was Partner and President of McKinney, an advertising agency, from March 2006 to March 2012.

•

Previously served on the Board of Directors of Advanced Auto Parts from 2019 to 2025.

KEY QUALIFICATIONS:

Mr. Jones was selected to join our Board of Directors due to his extensive experience in consumer insights, brand building and organizational transformation.

Executive Vice President and CFO of Conagra Brands, Inc. AGE: 61 DIRECTOR SINCE: 2024 COMMITTEES: Audit Committee (Chair), Finance Committee	DAVID MARBERGER

CAREER HIGHLIGHTS:

•

Executive Vice President and Chief Financial Officer at Conagra Brands, Inc, a branded food company, since 2016.

•

Served as Chief Financial Officer at Prestige Brands, a provider of over-the-counter health care products with a portfolio of over 80 brands.

•

Served as Chief Financial Officer of Godiva Chocolatier for seven years, where he was responsible for the finance, accounting, audit, tax and IT functions, in addition to overseeing Godiva’s worldwide strategic planning process.

•

Served as Chief Financial Officer of Tasty Baking Company.

•

Held finance roles with increasing responsibility at Campbell Soup Company.

KEY QUALIFICATIONS:

Mr. Marberger was selected to join our Board of Directors due to his extensive experience overseeing financial functions, investor relations, information technology and mergers and acquisitions and his work with leading brands.

Retired; Former President and Chief Executive Officer, L.L. Bean, Inc AGE: 70 DIRECTOR SINCE: 2016 COMMITTEES: Audit Committee, Nominating, Governance and Corporate Citizenship Committee	CHRISTOPHER McCORMICK

CAREER HIGHLIGHTS:

•

Served as President and Chief Executive Officer of L.L. Bean, Inc. from 2001 until 2016.

•

Senior Vice President and Chief Marketing Officer of L.L. Bean from 2000 to 2001.

•

Joined L.L. Bean in 1983, previously serving in a number of senior and executive level positions in advertising and marketing.

•

Director of Big Lots!, Inc. and a former director of Sun Life Financial, Inc.

KEY QUALIFICATIONS:

Mr. McCormick brings to our Board of Directors his deep channel knowledge and ecommerce and direct marketing experience.

Mr. McCormick has informed the Board of Directors of his decision to retire as a director effective as of the conclusion of the 2026 annual meeting. Therefore, Mr. McCormick is not standing for reelection to the Board of Directors. Mr. McCormick intends to continue to serve as a director until the completion of his current term at the 2026 annual meeting of shareholders.

16	LEVI STRAUSS & CO.

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Former Chief Executive Officer, Rothy’s, Inc. AGE: 70 DIRECTOR SINCE: 2014 COMMITTEES: Nominating, Governance and Corporate Citizenship Committee, Compensation and Human Capital Committee	JENNY MING

CAREER HIGHLIGHTS:

•

Served as Chief Executive Officer of Rothy’s, Inc., a manufacturer and retailer of sustainable shoes, handbags and accessories, from January 2024 to December 2025.

•

President and Chief Executive Officer of Charlotte Russe Inc., a fast-fashion specialty retailer of apparel and accessories catering to young women, from October 2009 to February 2019. In February 2019, Charlotte Russe Inc. filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code.

•

Was a member of Gap Inc.’s executive team that launched Old Navy, a $7 billion brand in Gap Inc.’s portfolio. Served as its first President from March 1999 to October 2006, where she oversaw all aspects of Old Navy and its 900 retail clothing stores in the United States and Canada.

•

Joined Gap Inc. in 1986, serving in various executive capacities at its San Francisco headquarters.

•

Serves on the Board of Directors of Rothy’s, Inc. and Kaiser Foundation Hospital and Health Plan. Former director of Kendra Scott, LLC, Affirm Holdings, Inc. and Poshmark, Inc.

KEY QUALIFICATIONS:

Ms. Ming was selected to join our Board of Directors due to her extensive operational and retail leadership experience in the apparel industry.

Co-President, Argonaut Securities Company AGE: 48 DIRECTOR SINCE: 2019 COMMITTEES: Audit Committee, Finance Committee	JOSHUA PRIME

CAREER HIGHLIGHTS:

•

Co-President, Argonaut Securities Company, since 2024.

•

Partner, Idea Generation and Research, at Indaba Capital Management, L.P., an investment advisory firm, where he served from its founding in 2010 until 2024.

•

Manager of retail strategy for the Americas Region of Levi Strauss & Co. from 2007 to 2009.

•

Served as an analyst in merger arbitrage, special situations and credit at Farallon Capital Management, L.L.C. from 1999 to 2005.

•

Mr. Prime is also a member of the Board at the Fremont Group.

KEY QUALIFICATIONS:

Mr. Prime was selected to join our Board of Directors due to his broad professional experience, including with our Company, and his extensive background with the company arising from his familial connection to our founder.

2026 PROXY STATEMENT	17

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DIRECTOR SKILLS AND QUALIFICATIONS

The table below summarizes the key qualifications, skills and attributes that our Board has determined are most relevant to service on our Board. A mark next to a qualification or skill indicates a specific area of focus or expertise on which the Board particularly relies. Not having a mark does not mean the director does not possess that qualification or skill. Our directors’ biographies describe each director’s background and relevant experience in more detail.

Consumer Brand and Marketing Strategy Expertise
Corporate Citizenship/Sustainability Expertise
Governance Expertise
Financial Expertise
Global Expertise
Omnichannel Expertise
Digital/Technology/Data Science/Cybersecurity Expertise
Apparel Expertise
Supply Chain/Logistics Expertise
Human Resources Expertise

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DIRECTOR NOMINATION PROCESS

IDENTIFICATION AND CONSIDERATION OF NEW NOMINEES

The Nominating, Governance and Corporate Citizenship Committee believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics and the ability to read and understand basic financial statements. The Nominating, Governance and Corporate Citizenship Committee also will consider factors such as whether a director nominee possesses business and other relevant expertise to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, demonstrates excellence and a record of accomplishment in his or her field, has the ability to exercise sound business judgment and has the independence of mind and strength of character to rigorously represent the long-term interests of our shareholders. However, from time to time, the Board may change the criteria for Board membership at its discretion. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of shareholders. In conducting this assessment, the Board considers skills, integrity, strength of character, judgment and other factors that it deems appropriate to maintain a balance of knowledge, experience and capability on the Board.

SHAREHOLDER NOMINATIONS

The Nominating, Governance and Corporate Citizenship Committee will consider director candidates recommended by shareholders. The Nominating, Governance and Corporate Citizenship Committee intends to evaluate candidates the same way regardless of whether a candidate was recommended by a shareholder, including by using the minimum criteria set forth above. Shareholders who wish to recommend individuals for consideration by the Nominating, Governance and Corporate Citizenship Committee to become nominees for election to our Board of Directors may do so by delivering a written recommendation to the Nominating, Governance and Corporate Citizenship Committee at 1155 Battery Street, San Francisco, CA 94111 in accordance with the procedures set forth in our bylaws. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

DIRECTOR INDEPENDENCE

As required by New York Stock Exchange (“NYSE”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. Our Board of Directors consults with counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of independent, including those set forth in applicable NYSE listing standards, as in effect from time to time. In addition, the charters of the committees of our Board of Directors prohibit members from having any relationship that would interfere with the exercise of their independence from management and our Company. The fact that a Board member may own capital stock in the Company is not, by itself, considered an interference with independence under these charters.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and our Company, senior management and our independent auditors, our Board of Directors has affirmatively determined that all of our directors are independent, with the exception of Ms. Gass, who serves as our President and CEO. In addition, all members of the Board’s standing committees are independent directors and the Company’s corporate governance guidelines provide that only independent directors may serve on such committees.

No nominee has an arrangement or understanding with another person under which he or she was or is to be selected as a director or nominee.

FAMILY RELATIONSHIPS

Each of Mr. Geballe and Mr. Prime, either directly or by marriage, is a descendant of the family of our founder, Levi Strauss.

2026 PROXY STATEMENT	19

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BOARD LEADERSHIP

The Board of Directors believes that, at this time, it is in the best interests of the Company and its shareholders to separate the Chair of the Board and Chief Executive Officer roles and for our Chair to be independent. The principal duty of the Chair is to lead and oversee the Board. In the event of a non-independent Chair, the Board may also designate a person to serve as a lead independent director for election by the independent directors.

Currently, Mr. Eckert serves as our independent Chair of the Board. Mr. Eckert is expected to retire from our Board upon meeting the mandatory retirement age in August 2026; as such, Mr. Eckert will step down from his role as Chair of our Board at the conclusion of the Annual Meeting in 2026. At that time, Mr. Alstead will assume the role and serve as our independent Chair of the Board.

Our corporate governance guidelines are available under the “Governance” tab of our website at investors.levistrauss.com.

BOARD SELECTION CRITERIA

As described in our corporate governance guidelines, our Board of Directors seeks members who are committed to the values of our Company and are, by reason of their character, judgment, knowledge and experience, capable of contributing to the effective governance of our Company.

In reaching this determination, our Board of Directors considers, among other things, each candidate’s:

•	business and other relevant expertise to offer advice and guidance to management;
•	sufficient time to devote to the affairs of the Company;
•	excellence and a record of accomplishment in his or her field;
•	the ability to exercise sound business judgment; and
•	the commitment, independence of mind and strength of character to rigorously represent the long-term interests of our shareholders.

The Board strives to identify and attract qualified individuals with a broad spectrum of experiences, perspectives, and backgrounds to include in the pool from which nominees are selected. Our Board of Directors considers skills, integrity, strength of character, judgment and other factors that it deems appropriate to maintain a balance of knowledge, experience and capability on the Board. The Nominating, Governance and Corporate Citizenship Committee assesses the effectiveness of these efforts by examining the overall composition of the Board, assessing how individual director candidates, including incumbent directors, can contribute to the overall success of the Board, and reviewing individual, committee and Board evaluation results.

For incumbent directors whose terms of office are set to expire, the Board reviews those directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence.

Our corporate governance guidelines provide that all directors are subject to a mandatory retirement age of 72, unless waived by our Board of Directors in its discretion. Mr. Eckert is expected to retire from the Board in August 2026 upon reaching the mandatory retirement age.

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DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Director Orientation	Continuing Education	Access to Employees
New directors participate in an orientation program that is designed to familiarize them with the Company’s organization, operations, strategic plans, significant risk exposures, governance matters, and compliance programs.	Directors are encouraged to participate in continuing educational programs for which the Company will reimburse the reasonable expenses incurred by a director in connection with these education programs.	Directors have full access to the Company’s officers and employees and may arrange meetings or contacts directly or through any member of the Company’s executive committee.

BOARD REFRESHMENT

Board Changes In The Past 3 Years	Skills of Newly Added Directors
4 new independent directors	Consumer Brand and Marketing Strategy Expertise	Digital/Technology/Data Science/Cybersecurity Expertise

	Omnichannel and Financial Expertise	Supply Chain/Logistics Expertise

NEW INDEPENDENT DIRECTORS IN THE PAST 3 YEARS:

2024	2025	2025	2026

DAVID MARBERGER Executive Vice President and CFO, Conagra Brands	ARTEMIS PATRICK President and CEO, Sephora North America	DANIEL GEBALLE Managing Director, SJF Ventures	JEFFREY J. JONES II Former President and CEO of H&R Block

2026 PROXY STATEMENT	21

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COMMITTEE MEMBERSHIP AND STRUCTURE

Our Board of Directors has established four standing committees: an Audit Committee, a Compensation and Human Capital Committee, a Finance Committee and a Nominating, Governance and Corporate Citizenship Committee, each of which has the composition and responsibilities described below. From time to time, our Board of Directors may establish other committees to facilitate the management of our business. Below is a high-level description of each committee of our Board of Directors. More detailed information on the standing committees, including their written charters, is available under the “Governance” tab of our website at investors.levistrauss.com.

AUDIT COMMITTEE

PRIMARY RESPONSIBILITIES:

•   Provides assistance to our Board of Directors in its oversight of the integrity of our financial statements and disclosures related to environment, health and safety, corporate citizenship, public policy and community involvement, accounting and financial reporting processes, systems of internal control over financial reporting and compliance with legal and regulatory requirements.

•   Meets with our management regularly to discuss our critical accounting policies, internal controls over financial reporting, disclosure controls and procedures, and our financial reports to the public.

•   Meets with our independent registered public accounting firm and with our financial personnel and internal auditors regarding these matters.

•   Examines the qualifications, selection, independence and performance of our independent registered public accounting firm, and the performance, design and implementation of the internal audit function.

•   Has sole and direct authority to engage, appoint, evaluate and replace our independent auditor. Both our independent registered public accounting firm and our internal auditors regularly meet privately with, and have unrestricted access to, the Audit Committee.

•   Evaluates risk and policies for risk management and assessment, including material litigation instituted against the Company and resolution of any ethics issues.

Our Board of Directors has determined that each member of the Audit Committee satisfies the independence requirements for Audit Committee members of the U.S. Securities and Exchange Commission (“SEC”) and under the listing standards of the NYSE and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and meets the financial literacy requirements under the rules and regulations of the NYSE and the SEC. Each of Mr. Alstead and Mr. Marberger has been determined to be an “audit committee financial expert,” as defined by SEC rules, based on their professional qualifications and experience described above in their biography in “Continuing Directors.”

The Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. This charter is available under the “Governance” tab of our website at investors.levistrauss.com.

MEETINGS IN FISCAL YEAR 2025: 7
MEMBERS:

David Marberger Chair

Daniel Geballe	Joshua Prime

Christopher McCormick	Artemis Patrick

Yael Garten

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COMPENSATION AND HUMAN CAPITAL COMMITTEE

PRIMARY RESPONSIBILITIES:

•   Provides assistance to our Board of Directors in its oversight of our compensation, benefits and human resources programs and of CEO and senior management performance, composition and compensation.

•   Reviews our compensation and benefits objectives and evaluates performance against those objectives, reviews market conditions and practices and our strategy and processes for making compensation decisions and annually (i) with the assistance of the Chair of the Board and CEO, determines and approves the annual and long-term compensation for our non-CEO executive officers and (ii) with the assistance of the Nominating, Governance and Corporate Citizenship Committee, recommends to the independent members of the Board of Directors the annual and long-term compensation of our CEO.

•   Reviews compensation and employee benefit plans and programs, and exercises authority under such plans as designated by the Board, including the approval of grants and awards.

•   Reviews our short- and long-term succession planning process for all our senior executives, including our CEO.

•   Reviews with management our Compensation Discussion and Analysis and considers whether to recommend that it be included in our SEC filings.

•   Reviews our policies and strategies relating to human capital management.

•   Reviews the compensation and benefits of our non-employee directors.

Our Board of Directors has determined that each member of the Compensation and Human Capital Committee is a non-employee member of our Board of Directors as defined in Rule 16b-3 under the Exchange Act. The composition of the Compensation and Human Capital Committee meets the requirements for independence under the current listing standards of the NYSE and current SEC rules and regulations.

The Compensation and Human Capital Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. Under this charter, the Compensation and Human Capital Committee may, in its discretion, delegate its duties to a subcommittee. This charter is available under the “Governance” tab of our website at investors. levistrauss.com.

MEETINGS IN FISCAL YEAR 2025: 4
MEMBERS:

Troy Alstead Chair

Jeffrey J. Jones II	Elliott Rodgers

Jenny Ming	Robert Eckert

Jill Beraud

2026 PROXY STATEMENT	23

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FINANCE COMMITTEE

PRIMARY RESPONSIBILITIES:

•   Provides assistance to our Board of Directors in its oversight of our financing strategies and execution, financial condition, capital allocation and structure, equity and debt financings, capital expenditures, cash management, banking activities and relationships, investments, credit arrangements, financial transactions and planning, shareholder financial matters, real estate transactions and relationships with shareholders, creditors and other members of the financial community.

•   Reviews and makes recommendations to the Board regarding dividends, stock repurchases and other sources of shareholder liquidity. Evaluates and approves mergers, acquisitions, disposals, joint ventures, partnerships and investment opportunities.

•   Reviews capital structure and returns from various aspects of operations.

The Finance Committee operates under a written charter, which is available under the “Governance” tab of our website at investors.levistrauss.com.

MEETINGS IN FISCAL 2025: 11
MEMBERS:

Jill Beraud Chair

Daniel Geballe	Elliott Rodgers

Joshua Prime	David Marberger

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NOMINATING, GOVERNANCE AND CORPORATE CITIZENSHIP COMMITTEE

PRIMARY RESPONSIBILITIES:

•   Responsible for identifying, evaluating, screening and recommending qualified candidates for selection to the Board of Directors.

•   Responsible for making recommendations to the Board of Directors regarding the size, structure, composition and functioning of our Board of Directors and its committees in light of the criteria set forth in our corporate governance guidelines and the independence, availability of service and contributions of incumbent directors.

•   Responsible for overseeing our corporate governance matters, reporting and making recommendations to our Board of Directors concerning corporate governance matters, developing and recommending to the Board corporate governance guidelines applicable to the Company and reviewing the performance of the Chair of our Board of Directors and our CEO.

•   Develops and recommends to the Board self-evaluation practices for the Board and responsible for overseeing director onboarding and ongoing education.

•   Assists our Board of Directors with oversight and review of corporate citizenship and sustainability matters which may have a significant impact on us.

The composition of the Nominating, Governance and Corporate Citizenship Committee meets the requirements for independence under the current listing standards of the NYSE and current SEC rules and regulations.

The Nominating, Governance and Corporate Citizenship Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. This charter is available under the “Governance” tab of our website at investors.levistrauss.com.

MEETINGS IN 2025: 5
MEMBERS:

Robert Eckert Chair

Jeffrey J. Jones II	Artemis Patrick

Jenny Ming	Yael Garten

Troy Alstead	Christopher McCormick

2026 PROXY STATEMENT	25

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MEETINGS OF OUR BOARD

Our Board of Directors met six times during the last fiscal year. Each director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member, except for Ms. Patrick who attended less than 75% of the Audit Committee meetings. Due to scheduling conflicts, she was unable to attend certain Audit Committee meetings during the fiscal year.

In accordance with our corporate governance guidelines and applicable NYSE listing standards, executive sessions of non-management directors are scheduled for every meeting of our Board of Directors and at such other times as our non-management directors see fit. All executive sessions of non-management directors are presided over by the Chair of our Board of Directors. In the absence of the Chair of our Board of Directors, the participating non-management directors will select a director to preside over an executive session.

BOARD RESPONSIBILITIES

KEY RESPONSIBILITIES OF THE BOARD

OVERSIGHT OF STRATEGY	OVERSIGHT OF RISK	SUCCESSION PLANNING

The Board provides unique insights into the strategic issues facing the Company. The Board and its committees provide guidance and oversight to management with respect to our business strategy throughout the year. As part of its oversight of business strategy, the Board:

•  Reviews our annual and long-term strategic and financial plans;

•  Receives regular reports from the various business leads regarding our performance, risks facing the business and our competitive position;

•  Reviews and assesses our results and competitive position; and

•  Discusses external factors affecting the Company.

As described below, the Board of Directors has ultimate responsibility for risk oversight under our risk management framework. The Board oversees policies and procedures for assessing and managing risk, while management is responsible for assessing and managing our exposures to risk on a day-to-day basis. The Board executes its duty both directly and through its committees, as outlined more fully below.

Our leadership team is an important element in our future success.

•  Our Chair leads the Board in CEO succession planning.

•  Michelle Gass assumed the role of Chief Executive Officer in January 2024.

•  Through its Compensation and Human Capital Committee, the Board also oversees succession planning for other leadership roles, including executive officers and key members of senior management.

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BOARD’S ROLE IN RISK MANAGEMENT

Management is responsible for the day-to-day management of the risks facing our Company, while our Board of Directors—as a whole and through its committees—has responsibility for the oversight of risk management.

BOARD OVERSIGHT Responsible for the oversight of risk management as a whole and through its committees(1).

AUDIT COMMITTEE	COMPENSATION AND HUMAN CAPITAL COMMITTEE	FINANCE COMMITTEE	NOMINATING, GOVERNANCE AND CORPORATE CITIZENSHIP COMMITTEE

•  Reviews our major financial risk and enterprise exposures and the steps management has taken to monitor and control such exposures, along with management and the independent registered public accounting firm.

•  At each meeting, reviews the risks related to the Company’s information technology use and protection, including but not limited to data governance, privacy, IT risks, compliance, cybersecurity and significant legislative and regulatory developments that could materially impact the Company.

•  Reviews the risks arising from our compensation policies and practices applicable to all employees and to evaluate policies and practices that could mitigate any such risk.

•  Consults with its compensation consultant, Semler Brossy, on such matters.(2)

•  Reviews the development, implementation and effectiveness of policies and strategies relating to human capital, including but not limited to those regarding culture, recruiting, retention, career development and progression, talent planning and diversity and inclusion.

		• Reviews the risks associated with our capital structure, investment policies, financing needs, long-term financing strategy, banking relationships, credit rating agency relationships and compliance with credit agreement and bond indenture covenants.	• Reviews the risks associated with our corporate citizenship and sustainability initiatives, and reviews with management our corporate governance policies.

MANAGEMENT OVERSIGHT

•	Responsible for the day-to-day management of the risks facing our Company.
•	Engages our Board of Directors in discussions concerning risk periodically and, as needed, addresses the topic as part of the annual planning discussions where our Board of Directors and management review key risks to our plans and strategies and the mitigation plans for those risks.

(1)	More detailed information on the standing committees, including their written charters, is available under the “Governance” tab of our website at investors.levistrauss.com.
(2)	Semler Brossy provided no services to LS&Co. other than those in support of the Compensation and Human Capital Committee.

2026 PROXY STATEMENT	27

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SHAREHOLDER ENGAGEMENT

The Board and the Nominating, Governance and Corporate Citizenship Committee oversee the Company’s shareholder engagement practices. We engage with shareholders on issues related to corporate governance, executive compensation and composition, sustainability, Company performance and other areas of focus for shareholders. Our engagement with shareholders helps us better understand our shareholders’ priorities and perspectives. We take insights from this feedback into consideration and share them with our Board as we review and evolve our practices and disclosures.

SHAREHOLDER COMMUNICATIONS WITH OUR BOARD

Over the years, our Board of Directors and management have had a rich dialogue with shareholders about important issues, and we have in place an effective process that has ensured that various shareholder inputs are heard by our Board of Directors and management.

Our Board of Directors has adopted a formal process by which shareholders may communicate with our Board of Directors or any of its members. Shareholders who wish to communicate with our Board of Directors or an individual director may do so by sending written communications addressed to Levi Strauss & Co., Attn: Corporate Secretary, 1155 Battery Street, San Francisco, CA 94111. Written communications may be submitted anonymously or confidentially and may, at the discretion of the person submitting the communication, indicate whether the person is a shareholder or other interested party. All communications will be compiled by the Corporate Secretary and reviewed to determine whether it is appropriate for presentation to our Board of Directors or such individual director. Communications determined by the Corporate Secretary to be appropriate for presentation to the Board of Directors or such individual director will be submitted to the Board of Directors or such individual director on a periodic basis.

Any interested person may communicate directly with our non-management or independent directors as a group. Persons interested in communicating directly with our non-management or independent directors regarding their concerns or issues may do so by addressing correspondence to a particular director, or to the independent or non-management directors generally, in care of Levi Strauss & Co. at 1155 Battery Street, San Francisco, CA 94111. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the relevant committee chair.

OTHER GOVERNANCE POLICIES AND PRACTICES

WORLDWIDE CODE OF BUSINESS CONDUCT

We have adopted a Worldwide Code of Business Conduct, applicable to all of our directors and employees (including our President and CEO, Chief Financial and Growth Officer, Controller and other senior financial employees). The Worldwide Code of Business Conduct covers a number of topics, including: accounting practices and financial communications; conflicts of interest; confidentiality; corporate opportunities; insider trading; and compliance with laws. The Worldwide Code of Business Conduct is available under the “Governance” tab of our website at investors.levistrauss.com. If we grant a waiver of the Worldwide Code of Business Conduct to one of our officers, we will disclose this waiver on our website.

RELATED PARTY TRANSACTION POLICY

We have a written policy concerning the review and approval of related party transactions. Potential related party transactions are identified through an internal review process that includes a review of director and officer questionnaires and a review of any payments made in connection with transactions in which related persons may have had a direct or indirect material interest. Any business transactions or commercial relationships between us and any of our directors or shareholders, any of their immediate family members or any related person (as defined in Item 404 of Regulation S-K), are reviewed by the Nominating, Governance and Corporate Citizenship Committee and must be approved by at least a majority of the disinterested members of our Board of Directors. Business transactions or commercial relationships between us and our named executive officers (“NEOs”) who are not directors, or any of their immediate family members, requires approval from our CEO with reporting to the Audit Committee. Our NEOs are disclosed under “Compensation Discussion and Analysis.”

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RELATED PARTY TRANSACTIONS

During fiscal year 2025, there have been no transactions to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our then directors, executive officers or holders of more than 5% of Class A and Class B common stock on a combined basis at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest, other than as noted below.

REGISTRATION RIGHTS AGREEMENT

In connection with our initial public offering in 2019, we entered into a registration rights agreement with certain holders of our capital stock, including Mr. Geballe, Mr. Prime, Mimi L. Haas, Margaret E. Haas, Robert D. Haas, the Peter E. Haas Jr. Family Fund, Bradley J. Haas, Daniel S. Haas and Jennifer C. Haas. Pursuant to the registration rights agreement, holders of a majority of our Class B common stock have certain contractual rights with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the shares of Class A common stock issuable upon conversion of their Class B common stock (“registrable securities”).

•	“Piggyback” Registration Rights. If we intend to register any of our securities for public sale, the holders of any then-outstanding registrable securities will be entitled to notice of, and will have the right to include their registrable securities in, such registration. These “piggyback” registration rights will be subject to specified conditions and limitations, including the right of the underwriters of any underwritten offering to limit the number of registrable securities to be included in such offering (but in no case below 50% of the total number of securities included in such offering).
•	Registration on Form S-3. If we are eligible to file a registration statement on Form S-3, the holders of any then-outstanding registrable securities will have the right to demand that we file registration statements on Form S-3. This right to have registrable securities registered on Form S-3 will be subject to specified conditions and limitations.
•	Expenses of Registration. Subject to specified conditions and limitations, we will pay all expenses relating to any registration made pursuant to the registration rights agreement, other than underwriting discounts, selling commissions, certain stock transfer taxes and certain fees and disbursements of counsel to such holders.
•	Termination of Registration Rights. The registration rights of any particular holder of registrable securities will not be available when such holder is able to sell all of his, her or its registrable securities during a 90-day period pursuant to Rule 144 or other similar exemption from registration under the Securities Act.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

We have entered into indemnification agreements with each of our directors and executive officers. As permitted by our certificate of incorporation and bylaws, the indemnification agreements require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

OTHER RELATIONSHIPS

Mr. Geballe, Ms. Gass (our President and CEO) and Mr. David Jedrzejek (our Senior Vice President and General Counsel) are members of the Board of Directors of the Levi Strauss Foundation, which is an independent non-profit entity that is not one of our consolidated entities. Mr. Geballe and Mr. Jedrzejek also serve as Co-Vice Chairs of the Levi Strauss Foundation. We donated $5.7 million to the Levi Strauss Foundation in fiscal year 2025.

2026 PROXY STATEMENT	29

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NON-EMPLOYEE DIRECTOR COMPENSATION DURING FISCAL YEAR 2025

We provide compensation to our non-employee directors for the time and effort necessary to serve as a member of our Board of Directors. In addition, our non-employee directors are entitled to reimbursement of direct expenses incurred in connection with attending meetings of our Board of Directors or committees thereof.

Compensation for members of our Board of Directors is reviewed by the Compensation and Human Capital Committee and approved by our Board of Directors. The Compensation and Human Capital Committee consults regularly with its compensation consultant, Semler Brossy, which informs it of market trends and conditions, comments on market data relative to the non-employee directors’ current compensation, and provides perspective on other companies’ non-employee director compensation practices.

In fiscal year 2025, director compensation consisted of an annual retainer paid in cash and equity compensation in the form of restricted stock units. The Chair of our Board of Directors also received additional cash and equity retainers and chairs of the committees of our Board of Directors received additional cash retainers, as described below.

TYPE OF COMPENSATION	AMOUNT ($)
Annual Cash Retainer	100,000
Additional Annual Cash Retainer for Board Chair	100,000
Additional Annual Cash Retainer for Committee Chairs
Audit	25,000
Compensation and Human Capital	20,000
Finance	15,000
Nominating, Governance and Corporate Citizenship	15,000
Annual Equity Award	175,000
Additional Annual Equity Award for Board Chair	100,000

ANNUAL CASH RETAINER

In fiscal year 2025, each non-employee director received compensation consisting of an annual cash retainer fee and was eligible to participate in the provisions of our Deferred Compensation Plan that apply to directors. In fiscal year 2025, Spencer Fleischer, Yael Garten and Elliott Rodgers participated in our Deferred Compensation Plan.

The annual cash retainer for our non-employee directors is at the rate of $100,000 per fiscal year.

EQUITY COMPENSATION

In fiscal year 2025, each non-employee director also received an annual equity award in the form of restricted stock units (“RSUs”) which are granted under our 2019 Equity Incentive Plan (the “2019 EIP”). The annual equity award value in the form of RSUs granted under our 2019 EIP was $175,000. The number of RSUs granted is determined by dividing $175,000 by the 20-trading day average stock price leading up to the grant date.

The RSUs are generally granted to continuing directors at the close of business on the date of each annual meeting of the Company’s shareholders and vest in full upon the earlier of (i) the day before the next annual meeting of shareholders or (ii) the one-year anniversary of the date of grant. In addition, each director’s initial RSU grant includes a deferral delivery

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feature, under which the director will not receive the vested awards until six months following the cessation of service on our Board of Directors.

Under the terms of our 2016 Equity Incentive Plan (the “2016 EIP”) and 2019 EIP, recipients of RSUs receive additional grants as a dividend equivalent when our Board of Directors declares a dividend to all shareholders. Dividend equivalents are subject to all the terms and conditions, including vesting, of the underlying RSU Award Agreement to which they relate.

COMPENSATION OF COMMITTEE CHAIRS AND BOARD CHAIR

In addition to the compensation described above, chairs of the committees of our Board of Directors receive an additional retainer fee in the amount of $25,000 for the Audit Committee, $20,000 for the Compensation and Human Capital Committee, and $15,000 for each of the Finance Committee and the Nominating, Governance and Corporate Citizenship Committee.

For fiscal year 2025, Mr. Eckert was the Chair of our Board of Directors and Chair of our Nominating, Governance and Corporate Citizenship Committee. The Chair of our Board of Directors is entitled to receive an additional annual retainer in the amount of $200,000, 50% of which is paid in cash and 50% of which is paid in the form of RSUs. The Chair of our Board of Directors may also receive the additional retainers for service as chairs of the committees of our Board of Directors, if applicable. Mr. Eckert earned an additional retainer for his role as Chair of our Nominating, Governance and Corporate Citizenship Committee.

In determining the Chair’s compensation, our Board of Directors reviewed compensation data and market trends as advised by, its compensation consultant, Semler Brossy. The Board of Directors also took into account the Chair’s additional role and responsibilities in interacting with our family shareholders over time.

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

Our non-employee directors have target stock ownership guidelines of five times their annual retainer, or $500,000, of equity ownership within five years of joining the Board of Directors. As of November 30, 2025, all current directors were in compliance with the guidelines.

BOARD COMPENSATION TABLE

The following table sets forth information regarding the compensation earned for service on our Board of Directors during fiscal year 2025 by our non-employee directors. Ms. Gass did not receive any additional compensation for her service on our Board of Directors during fiscal year 2025. Her compensation as a NEO is set forth in the “Summary Compensation Table.”

NAME	FEES EARNED OR PAID IN CASH	STOCK AWARDS(1)	ALL OTHER COMPENSATION(2)	TOTAL
Troy Alstead	111,250	183,416	9,565	304,231
Jill Beraud	115,000	183,416	6,723	305,139
Robert Eckert(3)	215,000	288,225	34,201	537,426
Spencer Fleischer(4)	115,000	183,416	49,389	347,805
David Friedman(5)	50,000	183,416	39,162	272,578
Yael Garten(6)	100,000	183,416	14,758	298,174
Daniel Geballe	68,056	183,478	2,588	254,122
David Marberger	118,750	183,416	6,978	309,144
Christopher McCormick	100,000	183,416	14,818	298,234
Jenny Ming	100,000	183,416	10,913	294,329
Artemis Patrick	91,389	223,908	5,143	320,440
Joshua Prime(8)	100,000	183,416	13,970	297,386
Elliott Rodgers	100,000	183,416	8,044	291,460
(1)	These amounts reflect the aggregate grant date fair value of RSUs granted under the 2019 EIP in fiscal year 2025 computed in accordance with FASB ASC 718. See the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2025 for the relevant assumptions used to determine these awards. The following table shows as of November 30, 2025, the aggregate number of outstanding RSUs held by each person who was a director in fiscal year 2025, which number includes any RSUs that were vested but deferred and RSUs that were not vested as of such date:

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NAME	AGGREGATE OUTSTANDING RSUs
Troy Alstead	58,445
Jill Beraud	26,141
Robert Eckert	95,169
Spencer Fleischer	46,300
David Friedman	0
Yael Garten	15,704
Daniel Geballe	11,717
David Marberger	14,899
Christopher McCormick	37,059
Jenny Ming	27,962
Artemis Patrick	14,176
Joshua Prime	19,943
Elliott Rodgers	16,948

(2)	This column includes the aggregate grant date fair value of dividend equivalents provided to each director in fiscal year 2025 in the following amounts:

NAME	GRANT DATE FAIR VALUE OF DIVIDEND EQUIVALENT RSUS GRANTED
Troy Alstead	9,565
Jill Beraud	6,723
Robert Eckert	26,701
Spencer Fleischer	16,889
David Friedman	6,662
Yael Garten	7,258
Daniel Geballe	2,588
David Marberger	6,978
Christopher McCormick	14,818
Jenny Ming	10,913
Artemis Patrick	5,143
Joshua Prime	8,970
Elliott Rodgers	8,044
(3)	Mr. Eckert’s amount in the “All Other Compensation” column includes charitable matches of $7,500.
(4)	Mr. Fleischer’s amount in the “All Other Compensation” column includes charitable matches of $7,500 and a $25,000 charitable gift made on his behalf by the Levi Strauss Foundation to commemorate his retirement.
(5)	Mr. Friedman’s amount in the “All Other Compensation” column includes charitable matches of $7,500 and a $25,000 charitable gift made on his behalf by the Levi Strauss Foundation to commemorate his retirement.
(6)	Ms. Garten’s amount in the “All Other Compensation” column includes charitable matches of $7,500. (7) Mr. Prime’s amount in the “All Other Compensation” column includes charitable matches of $5,000.

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EXECUTIVE OFFICERS

The following is a brief biography of each of our executive officers as of March 11, 2026, except for Ms. Gass, whose biography is set forth under “Continuing Board of Directors” above.

NAME	AGE	POSITION
Michelle Gass	58	President, Chief Executive Officer and Director
Harmit Singh	62	Executive Vice President and Chief Financial and Growth Officer
Gianluca Flore	55	Executive Vice President and Chief Commercial Officer
Karyn Hillman	58	Executive Vice President and Chief Product Officer
Jason Gowans	52	Executive Vice President and Chief Digital and Technology Officer
David Jedrzejek	58	Senior Vice President and General Counsel

HARMIT SINGH

Harmit Singh is our Executive Vice President and Chief Financial and Growth Officer. Mr. Singh previously held the role of Executive Vice President and Chief Financial Officer from 2013 until 2023. He is responsible for managing our finance, corporate strategy, real estate and franchise growth, strategic sourcing, transformation office, global talent hubs and global business services functions globally. Previously, Mr. Singh was executive vice president and chief financial officer of Hyatt Hotels Corporation from 2008 to 2012. Prior to that, he spent 14 years at Yum! Brands, Inc. in a variety of global leadership roles including senior vice president and chief financial officer of Yum Restaurants International. Before joining Yum!, Mr. Singh worked in various financial capacities for American Express India & Area Countries. Mr. Singh previously served on the board of directors and as the Audit Committee chair of Buffalo Wild Wings Inc., the owner, operator and franchisor of Buffalo Wild Wings restaurants, from 2016 to 2018 when the company was sold. Mr. Singh also served on the board of directors and the Audit Committee of OpenText Corporation from 2018 until 2022. Mr. Singh previously served on the Board of Directors and the compensation committee of The Azek Company. Mr. Singh currently serves on the Board of Directors and finance committee of Sutter Health.

Executive Vice President and Chief Financial and Growth Officer

GIANLUCA FLORE

Gianluca Flore currently serves as our Executive Vice President and Chief Commercial Officer. He also oversees Licensing and Planning. Mr. Flore, most recently served as the Chief Commercial Officer of the Burberry Group, a global luxury brand, beginning in 2021 until July 2024. Prior to his role as Chief Commercial Officer at Burberry, he served as President, Americas and Global Head of Retail Excellence from 2017 to 2021. Before joining the Burberry Group, Mr. Flore held leadership roles at Kering Group, a multinational corporation specializing in luxury goods, from 2014 to 2017, including Chief Executive Officer of Brioni. Additional prior positions include Worldwide Retail and Wholesale Director and Chief Executive Officer of APAC at Bottega Veneta SA, President of Americas at Bottega Veneta, President, North America at Fendi and President, North America at La Perla. Mr. Flore has a bachelor’s degree in Business Administration and a post-graduate certificate in marketing from LUISS Business School in Italy and a postgraduate certificate in finance from the London School of Economics in the United Kingdom.

Executive Vice President and Chief Commercial Officer

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KARYN HILLMAN

Karyn Hillman is our Executive Vice President and Chief Product Officer, since February 2026. Ms. Hillman joined LS&Co. in 2013 as Senior Vice President, Chief Product Officer. She is an accomplished design and merchandising veteran with more than 30 years of experience in the retail world, with a successful track record of building global brands, creating compelling and innovative collections, optimizing go-to-market strategies and driving market share results. As the chief product officer, she is responsible for the overall vision, priorities, assortment and roadmap for Levi’s® products around the globe and is the architect of the Levi’s® design aesthetic. Prior to LS&Co., Ms. Hillman served as the executive vice president and global head of product creation for Calvin Klein Jeans and CK Accessories. She was responsible for design, product development, merchandising and marketing across all channels and geographies. Prior to working at Calvin Klein, she was senior vice president at Gap Inc., overseeing global merchandising for women’s, men’s, accessories and GapBody. She began her tenure in 1991, building her expansive merchandising and product expertise across many product categories for both Gap and Banana Republic.

Executive Vice President and Chief Product Officer

JASON GOWANS

Jason Gowans is our Executive Vice President and Chief Digital and Technology Officer, since February 2026. Mr. Gowans joined LS&Co. in 2023 as the company’s first-ever chief digital officer, driving outsized growth of our digital channel and improving our go-to-market operations through data-driven strategies and solutions. Prior to LS&Co., he spent 10 years at Nordstrom in a variety of marketing, data science and digital roles, serving most recently as senior vice president of digital commerce, leading the growth of Nordstrom’s digital business on Nordstrom.com and NordstromRack. com. Mr. Gowans has a proven track record and expertise in streamlining and optimizing digital operations across businesses and creating winning consumer-focused strategies. Before Nordstrom, he held multiple leadership positions in the tech industry, focused on data and personalization.

Executive Vice President and Chief Digital and Technology Officer

DAVID JEDRZEJEK

David Jedrzejek currently serves as our Senior Vice President and General Counsel, since June 2023. He leads the global legal department in supporting our businesses operating in over 110 countries. He is responsible for all aspects of legal, ethics and compliance, enterprise resilience and governance, in addition to acting as counselor to the board of directors and executive leadership. Mr. Jedrzejek is a member of the Company’s executive leadership team. Mr. Jedrzejek also serves as Vice Chair and member of the Board of Directors of the Levi Strauss Foundation. He previously served as the Company’s Deputy General Counsel from February 2023 to June 2023. Mr. Jedrzejek served as our Chief Counsel, Commercial from 2021 to February 2023 and Chief Counsel, Finance, Governance and Compliance from 2015 to 2021. Prior to joining the Company, Mr. Jedrzejek served as Associate General Counsel at Gap, Inc. and was previously an attorney at Wilson, Sonsini, Goodrich & Rosati, P.C. and Pillsbury Winthrop Shaw Pittman LLP.

Senior Vice President and General Counsel

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EXECUTIVE COMPENSATION

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), shareholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as set forth in this proxy statement. Our Advisory Vote to Approve Executive Compensation gives our shareholders the opportunity to cast an advisory vote to approve the compensation of our named executive officers. We currently include this advisory vote on an annual basis.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation discussion and analysis, the compensation tables and the related narrative disclosure in the Executive Compensation section of this proxy statement. As discussed in those disclosures, our compensation policies and programs are designed to support the achievement of our strategic business plans by attracting, motivating and retaining exceptional talent. Our ability to compete effectively in the marketplace depends on the knowledge, capabilities and integrity of our leaders. Our compensation programs help create a high-performance, outcome-driven and principled culture by holding leaders accountable for delivering results, developing our employees and exemplifying our core values. We believe our compensation policies and programs for leaders and employees are appropriately balanced, reinforcing short-term and long-term results, and as such would not drive behavior that would have an adverse effect on our business.

Accordingly, our Board is asking shareholders to indicate their support for the compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Executive Compensation Tables and accompanying narrative disclosure.”

Because this vote is advisory, it is not binding on us or our Board. Nevertheless, the views expressed by shareholders, whether through this vote or otherwise, are important to management and our Board and, accordingly, our Board and the Compensation and Human Capital Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote on the matter at the annual meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes).

Our Board of Directors unanimously recommends a vote “FOR” this proposal.

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COMPENSATION DISCUSSION & ANALYSIS

Table of Contents

Executive Summary	36	Elements of Compensation	42
Compensation Best Practices	39	Other Pay Practices	47
2025 Say on Pay Results	39	Compensation and Human Capital Committee Report	50
Setting Compensation	39

This Compensation Discussion and Analysis describes our executive compensation program, the compensation decisions we have made under our program for fiscal year 2025, and the reasoning underlying those decisions. It focuses on the compensation of our named executive officers (“NEOs”), who in fiscal year 2025 were:

Michelle Gass President and Chief Executive Officer (“CEO”)	Harmit Singh Executive Vice President and Chief Financial and Growth Officer (“CFO”)	Gianluca Flore Executive Vice President and Chief Commercial Officer	David Jedrzejek Senior Vice President and General Counsel	Elizabeth O’Neill Former Executive Vice President and Chief Operations Officer

*	Elizabeth O’Neill was also a named executive officer of the Company during fiscal year 2025. She ceased her role as Executive Vice President and Chief Operations Officer on March 1, 2025 and ceased employment with the Company effective August 1, 2025. Upon her departure, Ms. O’Neill was entitled to benefits under the Senior Executive Severance Plan. For more information regarding these payments, please see “Potential Payments Upon Termination of Chang in Control” below.

EXECUTIVE SUMMARY

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our executive compensation policies and programs are designed to drive shareholder value creation by attracting, retaining, and motivating exceptional talent in pursuit of the Company’s strategic goals. The continued strength of our Company and our brands depends on the knowledge, capabilities, innovation, execution and integrity of our leaders.

Our compensation programs help create a high-performance, outcome-driven and principled culture by holding leaders accountable for delivering results, developing our employees and exemplifying our core values. In addition, we believe that our compensation policies and programs for leaders and employees are appropriately balanced, reinforcing both short-term and long-term results, and as such do not incentivize behavior that would have a material adverse effect on the Company.

The Compensation and Human Capital Committee is responsible for overseeing our executive compensation practices. Each year, the Compensation and Human Capital Committee conducts a review of our compensation and benefits programs to assess whether the programs are aligned with our business strategies, the competitive practices of our peer companies and our shareholders’ interests.

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Our executive compensation philosophy, which applies to all members of our executive leadership team, has three key objectives:

Attract, motivate, and retain high performing talent in an extremely competitive marketplace	Deliver competitive compensation for achievement of annual and long-term results	Align the interests of our executives with those of our shareholders, with a majority of executive compensation “at risk”
Our ability to achieve our strategic business plans and compete effectively in the marketplace is highly dependent on the quality, diversity, focus and engagement of our leaders and employees.	A high proportion of our executive compensation is based on the achievement of annual and long-term performance.	Our incentive programs are designed to reward executives for enhancing shareholder value, both outright and in comparison to peer companies. These programs align certain elements of compensation with the achievement of corporate growth objectives (including defined financial targets and increases in shareholder value) as well as business unit, functional and individual impact.

The following section describes how our executive compensation programs are structured to achieve those objectives.

EXECUTIVE COMPENSATION PROGRAM OVERVIEW

MIX OF COMPENSATION

We structure our compensation so that approximately 90% of our CEO’s total compensation and approximately 75% of our other NEOs’ total compensation is linked to Company performance, including net revenues, earnings, share price and total shareholder return, and other key financial results. For fiscal year 2025, our NEOs’ total compensation consisted of the following:

KEY ELEMENTS OF COMPENSATION

Below we have provided a brief description of the key executive compensation elements used in our programs. A more comprehensive explanation, including detail for each element of our NEOs’ fiscal year 2025 total compensation, is provided in the “Elements of Compensation” section below.

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COMPONENT	DESCRIPTION
Base Salary	Base Salary comprises the smallest component of our executive compensation and provides our executives with a predictable level of income in a competitive marketplace.
Annual Incentive Program (“AIP”)	AIP is tied to fiscal year Company achievement of our financial and strategic objectives.
75% of AIP payout is based on Company financial performance – primarily earnings and net revenue.
25% of AIP payout is based on individual objectives that may be either financial or non-financial and support our overall business strategy, culture, or competitive differentiation.
Long-term Incentives (“LTI”)	LTI comprise the majority of our executive compensation. Our LTI mix is heavily weighted toward performance-based vehicles.
25% of LTI is delivered in Stock Appreciation Rights (“SARs”) that only obtain value to the extent that the share price increases above the price at which they were granted.
25% of LTI is delivered in Restricted Stock Units (“RSUs”) for which the value received by the executive is based on our stock price at the time they vest.
50% of LTI is delivered in Performance-Vested Restricted Stock Units (“PRSUs”) that only vest to the extent the Company meets certain performance criteria. These can include strategic financial metrics tied to our long-term business plan as well as relative total shareholder return performance compared to our retail peer group.

2025 PERFORMANCE-BASED COMPENSATION GOALS VS. ACHIEVEMENT

(dollars in millions)

Adjusted EBIT, Net Revenues, and Cash Conversion Cycle amounts are calculated using the foreign exchange rates used in our annual 2025 financial plan at the time the Compensation and Human Capital Committee set the targets.

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COMPENSATION BEST PRACTICES

PRACTICES WE ENGAGE IN	PRACTICES WE DO NOT ENGAGE IN

  Align pay with shareholder interests

  Grant equity-based awards with performance goals that align with long-term value

  Engage proactively with shareholders and consider shareholder feedback

  Maintain stock ownership guidelines

  Adopt and maintain clawback policy

  Engage independent compensation consultant

  Conduct annual review of compensation program and practices

  Use peer groups

  Do not take excessive risk

  Conduct annual say on pay vote

Hedging shares

Pledging shares

Repricing stock options

Granting discount stock options

Providing excessive perquisites

Granting dividends or dividend equivalents on unearned performance shares/units

Gross-ups for golden parachute taxes

Single-trigger vesting in the event of a change in control

2025 SAY ON PAY RESULTS

At the 2025 Annual Meeting, over 99% of the votes cast were in favor of the advisory proposal.	We held a shareholder advisory vote to approve executive compensation in 2025, commonly referred to as a “say-on-pay vote,” which resulted in shareholder approval by over 99% of the votes cast on the advisory proposal. We take the views of our shareholders seriously and view this vote result as an indication that the principles of our executive compensation program are strongly supported by our shareholders.

Additionally, a “say-on-frequency” vote is required every six years. In 2025, our shareholders indicated their approval of the Board’s recommendation that we solicit a say-on-pay vote on an annual basis. Our Board has maintained a policy that is consistent with that preference and, accordingly, we are holding a say-on-pay vote at this annual meeting.

SETTING COMPENSATION

COMPETITIVE BENCHMARKING

The Compensation and Human Capital Committee establishes the elements of compensation for our executives after an extensive review of compensation market data from the peer group described below. The Compensation and Human Capital Committee reviews each element of compensation independently and in the aggregate to determine the right mix of elements, and associated amounts, for each executive that it believes best helps us further our goals of motivating and retaining our executives, achieving our strategic business plans, and enhancing total shareholder return.

A consistent approach is used across the executive leadership team when establishing each compensation element. However, the Compensation and Human Capital Committee (and the Board with respect to the CEO) maintains flexibility to exercise its independent judgment in how it applies the standard approach to each executive, taking into account unique considerations existing at an executive’s time of hire, promotion or annual performance review, and the current and future estimated value of previously granted long-term incentive awards, both performance and time-vested.

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COMPETITIVE PEER GROUP

In determining the design and the amount of each element of compensation, the Compensation and Human Capital Committee, with the assistance of its compensation consultant, conducts a thorough annual review of competitive market information. The Compensation and Human Capital Committee reviews data from major published surveys and proxy information of peer companies in the consumer products, apparel and retail industry segments.

The peer group consists of companies with comparable characteristics to us, including financial metrics like revenue and market capitalization, and includes companies that we compete with for talent. As part of this review in fiscal year 2025, the Compensation and Human Capital Committee decided to not make any changes to the peer group. The peer group used in establishing our executives’ fiscal year 2025 compensation packages is presented below along with a comparison to the peer group in key metrics.

Levi Strauss & Co. vs. Peer Group
Lowest
Median
Highest
LS&Co Revenue
$2.6B
$5.7B
$47.8B
Lowest
Median
Highest
LS&Co Market Cap
$0.5B
$3.7B
$84.1B
Lowest
Median
Highest
LS&Co Employees
5,500
20,155
82,000

* Based on publicly available information as of May 31, 2025.

Abercrombie & Fitch Co.	Lululemon Athletica, Inc.

American Eagle Outfitters, Inc.	Mattel, Inc.

Burberry Group Plc	NIKE, Inc.

Capri Holdings Limited	Nordstrom, Inc.

Carter’s, Inc.	PVH Corp.

The Clorox Company	Ralph Lauren Corporation

Columbia Sportswear Company	Tapestry, Inc.

Deckers Outdoor Corporation	Under Armour, Inc.

Foot Locker, Inc.	Urban Outfitters, Inc.

The Gap, Inc.	VF Corporation

Guess? Inc.	Williams-Sonoma, Inc.

Hanesbrands Inc.	Victoria’s Secret & Co.

Kontoor Brands, Inc.

TSR PERFORMANCE PEER GROUP

The following companies, some of which are included in the table above, are part of an expanded peer group for purposes of measuring total shareholder return for the performance-based restricted stock units granted in fiscal year 2025 that are further described in the “Performance-based RSUs” section below. The Compensation and Human Capital Committee has determined that these companies are most appropriate for determining relative total shareholder return because they represent an array of competitors with global operations, similar to the Company.

COMPANY NAME
Abercrombie & Fitch Co.	G-III Apparel Group, Inc.	Oxford Industries Inc.
Adidas AG	The Gap, Inc.	PVH Corp.
American Eagle Outfitters, Inc.	Guess? Inc.	Ralph Lauren Corporation
The Buckle, Inc.	Hanesbrands Inc.	Tapestry, Inc.
Capri Holdings Limited	Hennes & Mauritz	Under Armour, Inc.
Carter’s, Inc.	Hugo Boss AG	Urban Outfitters, Inc.
Columbia Sportswear Company	Inditex	VF Corporation
Esprit Holdings Limited	Kontoor Brands, Inc.	Victoria’s Secret & Co.
Fast Retailing	Lululemon Athletica, Inc.	Wolverine World Wide, Inc.
Fossil Group Inc.	NIKE, Inc.

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ESTABLISHING COMPENSATION LEVELS

Establishing The CEO Compensation Package

ASSESS AND REVIEW	RECOMMEND	EVALUATE AND APPROVE

•   Annually, the Board’s Nominating, Governance and Corporate Citizenship Committee assesses the CEO’s performance and submits its performance assessment to the Compensation and Human Capital Committee.

•   The Compensation and Human Capital Committee then reviews the performance assessment and peer group compensation data.

	• Based on these inputs, the Company’s performance, and the guidelines used for setting annual cash, long-term and total compensation for the other executives, the Compensation and Human Capital Committee prepares a recommendation to the full Board on all aspects of the CEO’s compensation.	• The full Board then considers the Compensation and Human Capital Committee’s recommendation and approves the final compensation package for the CEO. The CEO is not present during discussions regarding her compensation package and does not vote on matters relating to her compensation package.

Establishing Compensation for Executives Other Than The CEO

ASSESS AND REVIEW	RECOMMEND	EVALUATE AND APPROVE

•   While the Compensation and Human Capital Committee uses peer group market data percentiles as reference points in setting executive compensation, the Compensation and Human Capital Committee does not target specific benchmark percentiles for any element of compensation or total direct compensation for the executive officers.

•   Instead, the Compensation and Human Capital Committee uses a number of factors in determining compensation for our executives in a manner that it believes best helps us further our goals of motivating and retaining our executives, achieving our strategic business plans, and enhancing total shareholder return.

•   The factors considered in establishing compensation for our executives include, among others, our financial performance, the individual’s performance in the prior year, the scope of each individual’s responsibilities, internal and external pay equity, the guidelines used for setting annual cash, long-term and total compensation for the executives, succession planning strategies, and data regarding pay practices and trends.

• The CEO conducts an annual performance review of each executive and makes recommendations to the Compensation and Human Capital Committee about the structure of the executive compensation program.

•   The Compensation and Human Capital Committee carefully considers the CEO’s recommendations.

•   The Compensation and Human Capital Committee also consults with its compensation consultant, Semler Brossy, an independent board advisory firm, which informs the Compensation and Human Capital Committee of market trends and conditions, comments on market data relative to each executive’s current compensation, and provides perspective on other Company executive compensation practices.

•   The Compensation and Human Capital Committee has determined that the work of Semler Brossy does not create any conflict of interest pursuant to SEC rules and stock exchange listing standards.

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ELEMENTS OF COMPENSATION

The primary elements of compensation for our executives including our NEOs are:

•	Base Salary;
•	Awards under our Annual Incentive Plan (“AIP”); and
•	Long-Term Incentive (“LTI”) Awards.

BASE SALARY

Base salary provides our executives with a predictable level of income in a competitive marketplace. In its review of the base salary for each executive, the Compensation and Human Capital Committee primarily focuses on market data for individuals in similar roles with comparable experience to ensure that the fixed component of compensation is competitive in the marketplace, but the Compensation and Human Capital Committee does not benchmark to a specific percentile within that data. The Compensation and Human Capital Committee also takes into account the relative compensation within the executive group when setting base salaries.

The table below summarizes base salaries during fiscal years 2025 and 2024 for our NEOs.

NAME	BASE SALARY AS OF NOVEMBER 30, 2025	BASE SALARY AS OF DECEMBER 1, 2024
Michelle Gass	$1,475,000	$1,475,000
Harmit Singh	1,050,000	1,025,000
Gianluca Flore	1,050,000	1,000,000
David Jedrzejek	635,000	575,000
Elizabeth O’Neill(1)	—	820,000
(1)	Ms. O’Neill ceased her role as Executive Vice President and Chief Operations Officer on March 1, 2025.

ANNUAL INCENTIVE PLAN

Our AIP provides our executives and other eligible employees an opportunity to share in any success that they help create by aligning annual incentive compensation with annual performance. The AIP encourages the achievement of our internal annual business goals and rewards attainment of those goals based on Company, operating segment and individual performance as measured against those annual objectives. The alignment of the AIP with our internal annual business goals is intended to motivate all participants to achieve and exceed our annual performance objectives. For fiscal year 2025 actual AIP bonus payments, 75% was based on financial performance of the Company as a whole and 25% was based on individual performance. This incentivizes our executives to work collaboratively to achieve Company-wide business goals while also meeting individual performance objectives.

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The table below describes the target AIP as a percent of base salary and potential AIP payout range for each NEO.

NAME	2025 TARGET AIP AS A PERCENTAGE OF BASE SALARY	POTENTIAL AIP PAYOUT RANGE AS A PERCENTAGE OF BASE SALARY
Michelle Gass	175%	0-350%
Harmit Singh	100%	0-200%
Gianluca Flore	100%	0-200%
David Jedrzejek	70%	0-140%
Elizabeth O’Neill	80%	0-160%

AIP FINANCIAL PERFORMANCE MEASURES

Our priorities for fiscal year 2025 were to drive business growth and create shareholder value. Our 2025 AIP funding goals were aligned with these key priorities through the use of three performance measures:

•	Adjusted EBIT, a non-GAAP financial measure, is defined as net income from continuing operations excluding income tax expense, interest expense, other (income) expense, net, acquisition and integration related charges, property, plant and equipment impairment, net, goodwill and other intangible asset impairment charges, restructuring charges, net and restructuring related charges, and other, net;
•	Net Revenues, is defined as gross product sales, net of allowance for estimated returns, discounts and retailer promotions and other similar incentives, plus licensing revenue; and
•	Cash Conversion Cycle, is defined as the sum of receivable days and inventory days minus payable days.

We used these measures because they satisfy two factors important to our incentive compensation program: they are key drivers in increasing shareholder value, and every AIP participant can impact them in some way. Adjusted EBIT is used as an indicator of our earnings performance. Net Revenues are used as an indicator of our growth. Cash Conversion Cycle is used as an indicator of our operational liquidity by measuring the length of time in days that it takes to convert investments in inventory, collect receivables and pay bills, into cash. These measures may change from time to time based on business priorities. The Compensation and Human Capital Committee annually approved minimum, target, and maximum goals for each measure, along with the corresponding payouts at these performance levels. The reward for meeting the AIP goals is set by the Compensation and Human Capital Committee. If target goal levels are not met but financial performance reaches minimum thresholds, participants may receive partial payouts to recognize their efforts that contributed to Company and/or business unit performance.

The table below shows the fiscal year 2025 total Company performance goals at target for each of our three performance measures and the actual fiscal year 2025 payout percentages. The Company used a range for the target of its Net Revenue and Cash Conversion Cycle Goals recognizing the potential uncertainty around full-year goals. If the results fell within the target ranges, a payout of 100% would be achieved.

The table below shows the fiscal year 2025 total Company performance goals at target for each of our three performance measures and the actual fiscal year 2025 payout percentages.

DOLLARS IN MILLIONS	ADJUSTED EBIT GOAL (50%)	NET REVENUES GOAL (35%)	CASH CONVERSION CYCLE GOAL (15%)	ACTUAL PERCENTAGE ACHIEVED AFTER ADJUSTMENTS
Total Company	$737	$6,098 to $6,162	103 to 101 days	110%
*	Targets were adjusted to exclude Dockers due to the disposition during the fiscal year.

At the close of the fiscal year, the Compensation and Human Capital Committee reviews and approves the final AIP payout results based on the extent to which the designated financial measures at the operating segment and total Company levels are attained. The Compensation and Human Capital Committee’s review includes an analysis of the fundamentals of the underlying business performance and adjustments for items that are not indicative of ongoing results. Such adjustments may include external factors or internal business decisions that may have impacted financial results during the year. For example, Adjusted EBIT, Net Revenues and Cash Conversion Cycle are expressed using the foreign exchange rates used in our annual 2025 financial plan at the time the Compensation and Human Capital Committee set the targets, which exclude the effects of foreign currency fluctuations over the course of the fiscal year because we believe that period-to-period changes in foreign currency rates can cause our reported results to appear more or less favorable than business fundamentals indicate.

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AIP INDIVIDUAL PERFORMANCE MEASURES

Executives were also eligible to receive a portion of their bonus based on individual performance for the entire fiscal year. For executives other than the CEO, individual performance and resulting individual performance payout percentage are based on the CEO’s recommendations and assessment of the applicable executive’s performance against his or her annual objectives and performance relative to his or her internal peers set at the beginning of the year.

The objectives are not established in terms of how difficult or easy they are to attain; rather, they are used in assessing the overall quality of the individual’s achievement of each objective. Despite being subjective in nature, the assessment of performance for the CEO and other NEOs is rigorous and based on objective data, and accountability for attaining meaningful results during the year is critical to the evaluation performed by the Compensation and Human Capital Committee and the Nominating, Governance and Corporate Citizenship Committee. For fiscal year 2025, these objectives focused on three key strategies: (1) brand led; (2) direct-to-consumer (DTC) first; and (3) power the portfolio. These strategies are supported by two enablers: (1) one team and (2) operational excellence.

The CEO’s individual performance results are based on the Compensation and Human Capital Committee’s and the Nominating, Governance and Corporate Citizenship Committee’s assessment of Ms. Gass’ respective performance against her annual objectives and leadership in fiscal year 2025. Based on all of these inputs, the Compensation and Human Capital Committee prepares a recommendation to the full Board on the CEO’s individual performance. The full Board then considers the Compensation and Human Capital Committee’s recommendation and approves the final individual performance payout percentage for the CEO. These objectives are not stated in quantitative terms, and a particular weighting is not assigned to any one of these individual goals.

2025 AIP Performance vs. Plan

PERFORMANCE MEASURE	WEIGHT	THRESHOLD	TARGET	MAXIMUM
Adjusted EBIT	50%
Net Revenues	35%
Cash Conversion Cycle	15%

Adjusted EBIT, Net Revenues and Cash Conversion Cycle amounts are calculated using the foreign exchange rates used in our annual 2025 financial plan at the time the Compensation and Human Capital Committee set the targets.

ACTUAL 2025 AIP AWARDS

For fiscal year 2025, the Company’s financial performance applicable to each NEO’s AIP goals generally exceeded expectations, and AIP payouts also reflect the assessment of individual performance outcomes. The individual performance percentage assigned to each NEO below represents the assessment of the CEO, except for Ms. Gass who was assessed by the Nominating Governance and Corporate Citizenship Committee, of performance against the objectives described above under “AIP individual performance measures.”

The table below shows the inputs used for the calculation of the actual bonus for fiscal year 2025 for each eligible NEO. These amounts paid are reported in the ‘Non-Equity Incentive Plan Compensation’ column of the Summary Compensation Table.

NAME	BASE SALARY	AIP TARGET	ACTUAL PERCENTAGE ACHIEVED: TOTAL COMPANY	ACTUAL PERCENTAGE ACHIEVED: INDIVIDUAL PERFORMANCE	ACTUAL BONUS
Michelle Gass	$1,475,000	175%	110%	140%	$3,032,969
Harmit Singh	$1,050,000	100%	110%	140%	$1,233,750
Gianluca Flore	$1,050,000	100%	110%	150%	$1,260,000
David Jedrzejek	$635,000	70%	110%	130%	$511,175
Elizabeth O’Neill(1)	$820,000	80%	110%	100%	$470,779
(1)	Ms. O’Neill ceased her role as Executive Vice President and Chief Operations Officer on March 1, 2025 and left the Company effective August 1, 2025. Her actual bonus is prorated based on her service during the fiscal year and her individual performance percentage was determined in accordance with the Senior Executive Severance Plan.

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LONG-TERM INCENTIVES

The Compensation and Human Capital Committee believes a majority of an executive’s compensation should be linked to long-term shareholder value creation as an incentive for sustained, profitable growth. Therefore, our long-term incentive awards for our executives are in the form of equity awards, both performance and time-vested, and provide reward opportunities competitive with those offered by companies in the peer group for similar jobs.

Consistent with the other elements of compensation, the Compensation and Human Capital Committee does not target specific percentiles for long-term incentive awards for our executives and uses a number of factors in establishing the long-term incentive award levels for each individual, including a review of each individual’s accumulated vested and unvested awards, the current and potential realizable value over time using stock appreciation assumptions, vesting schedules, comparison of individual awards between executives and in relation to other compensation elements, market data, shareholder dilution and accounting expense. Should we perform well against our long-term goals, the long-term equity incentive awards become a significant portion of the total compensation of each executive. For more information on the 2025 long-term equity grants, see the 2025 Grants of Plan-Based Awards table. Stock-based awards are made under our 2019 EIP, which enables the Compensation and Human Capital Committee to select from a variety of award types, including stock options, restricted stock, RSUs, and SARs.

LTI TARGET LEVELS

The LTI mix for executives in 2025 was 25% SARs, 25% RSUs, and 50% PRSUs. The Compensation and Human Capital Committee chose this mix of equity-based awards to align the interests of executives to our shareholders. SARs provide value to the executive only if the price of our stock increases. Value received by the executive in respect of RSUs is based on our stock price at the time they settle in shares, which incentivizes greater Company performance and executive retention. As explained below, we believe PRSUs drive greater accountability for the achievement of the Company’s strategic plan and create long-term value for shareholders. Because of this, PRSUs comprise the most significant portion of the 2025 LTI grant.

	Stock Appreciation Rights (SARs)	Restricted Stock Units (RSUs)	Performance- Based RSUs (PRSUs)
LTI Equity Mix
	During fiscal year 2025, SARs accounted for 25% of each executive’s total fiscal year 2025 annual LTI grant value.	During fiscal year 2025, RSUs accounted for 25% of each executive’s total fiscal year 2025 annual LTI grant value.	During fiscal year 2025, PRSUs accounted for 50% of each executive’s total fiscal year 2025 annual grant value.
Vesting Period	Typically granted annually with a four-year vesting period and a 10-year term. (See the table entitled “Outstanding Equity Awards at 2025 Fiscal Year-End” for details concerning the SARs vesting schedule, including any individual variations from the typical four-year vesting period.)	Typically granted annually with a four-year vesting period. (See the table entitled “Outstanding Equity Awards at 2025 Fiscal Year-End” for details concerning the RSUs’ vesting schedule.)	Typically granted annually with a three-year vesting period. (See the table entitled “Outstanding Equity Awards at 2025 Fiscal Year-End” for details concerning the PRSUs’ vesting schedule.)
Performance measurements	SARs provide value to the executive only if the price of our stock increases	RSUs provide value to the executive in alignment with the value of our stock performance

If earned at target, the PRSUs would vest at the end of the three-year performance period based on:

•   50% relative TSR performance

•   25% Adjusted EBIT Margin

•   15% on Average Return on Invested Capital (“ROIC”)

•   10% based on Net Revenues

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PERFORMANCE-BASED RSUs

The Company made several changes to the PRSUs awarded in 2025 in order to more closely align the awards with the long-term strategic priorities. The Company increased the maximum payout for PRSUs from 200% to 250% with an increased payout percentage only applying to the achievement of goals in the top tertile of the performance range. The Company also reduced the weighting of relative TSR to 50% while it introduced three-year average EBIT margin at 25% and three-year average revenue growth at 10% of the PRSU to align the payout of awards with the Company’s long-term financial goals.

We believe PRSUs drive greater accountability for the achievement of the strategic plan of the Company and create long-term value for shareholders. During fiscal year 2025, PRSUs accounted for 50% of each executive’s total fiscal year 2025 annual grant value. The key features of the 2025 PRSUs are described below:

•	PRSUs give the executive the right (subject to Compensation and Human Capital Committee discretion to reduce but not increase awards beyond the maximum opportunity) to vest in a number of PRSUs based on achievement against performance goals over a three-year performance period. Actual shares that will vest, if any, will vary based on achievement of the performance goals at the end of the three years. The three-year performance period was designed to discourage short-term risk taking and reinforce the link between the interests of our shareholders and our executives over the long term.
•	50% of the number of PRSUs that vest at the end of three years is based on the Company’s 20-day average total shareholder return (“TSR”) over the three-year performance period covering fiscal year 2025 through fiscal year 2027 relative to the expanded peer group approved by the Compensation and Human Capital Committee in January 2025 as listed above under “Competitive Peer Group”. Using interpolation, TSR performance in the top, middle and bottom third of the peer group will yield a payout of 125% to 250%, 50% to 125%, and 0%, respectively (subject to the Compensation and Human Capital Committee’s negative discretion, as noted above).
•	25% of the number of PRSUs that vest at the end of three years is based on the Company’s three-year average adjusted earnings before interest and taxes (EBIT) margin over the annual performance periods covering fiscal year 2025 through fiscal year 2027. The potential payout range as a percentage of this portion of the target award is 0% to 250%.
•	15% of the number of PRSUs that vest at the end of three years is based on the Company’s three-year average annual return on invested capital (“ROIC”) over the annual performance periods covering fiscal year 2025 through fiscal year 2027. The potential payout range as a percentage of this portion of the target award is 0% to 250%.
•	10% of the number of PRSUs that vest at the end of three years is based on the Company’s three-year average revenue growth over the annual performance periods covering fiscal year 2025 through fiscal year 2027. The potential payout range as a percentage of this portion of the target award is 0% to 250%.

The Board has the ability under the 2019 EIP to adjust the method of calculating the attainment of performance goals for a performance period.

2023 PERFORMANCE-BASED RSUS—ACHIEVEMENT OF PERFORMANCE OBJECTIVES

As described in our Proxy Statement for fiscal year 2023, we granted performance-based RSUs during fiscal year 2023 that were based 85% on total shareholder return covering calendar year 2023 through calendar year 2025 and 15% on three-year average annual ROIC covering fiscal years 2023 through fiscal year 2025. The potential vesting range as a percentage of the target award was 0% to 200%. In addition, a premium of up to 15% of the target number of PRSUs that would vest at the end of the three years was based on Diversity & Inclusion (D&I) metrics met over the three-year performance period covering fiscal year 2023 through fiscal year 2025. Beginning with PRSUs granted in 2024, as part of its annual performance measurements review, the Company no longer included D&I metrics as a modifier for achievement of performance objectives.

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The table below summarizes the goals at target for each of the two internal performance measures and our actual achievement.

	3-YEAR RELATIVE TSR PERFORMANCE	ACTUAL PERCENTAGE ACHIEVED FOR TSR COMPONENT	PAYOUT ACHIEVED FOR TSR COMPONENT	ACTUAL PERCENTAGE ACHIEVED FOR ROIC COMPONENT	PAYOUT ACHIEVED FOR ROIC COMPONENT	ACTUAL PERCENTAGE ACHIEVED FOR D&I COMPONENT	TOTAL FINAL PAYOUT
Total Company	55th Percentile	45.9%	99.0%	14.5%	101.0%	7.0%	106.0%

Based on internal performance and relative TSR achievement levels, the fiscal year 2023 performance-based RSUs (for which the three-year performance cycle has been completed) vested as follows:

NAME	TARGET PERFORMANCE- BASED RSUs	ACTUAL PERCENTAGE ACHIEVED	VESTED PERFORMANCE- BASED RSUs
Michelle Gass	212,197	106.0%	225,247
Harmit Singh	70,264	106.0%	74,584
David Jedrzejek	21,330	106.0%	22,640
Elizabeth O’Neill	35,132	106.0%	37,291

Mr. Singh also received a special retention award in 2023 based 100% on relative TSR achievement that vested as follows:

NAME	TARGET PERFORMANCE- BASED RSUS	ACTUAL PERCENTAGE ACHIEVED	VESTED PERFORMANCE- BASED RSUS
Harmit Singh	140,528	99.0%	139,122

LONG-TERM INCENTIVE GRANT PRACTICES

Equity awards, including SARs, are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of SARs or other equity grant dates or for the purpose of affecting the value of executive compensation. Consistent with the Company’s practice, during fiscal year 2025 annual equity awards were granted in January to executive officers two business days after the release of earnings and approval at our regularly scheduled January Compensation and Human Capital Committee meeting except for employees that join the Company during the year for which those awards are granted on or about the employment commencement date. The meeting date, or a later date as determined by the Compensation and Human Capital Committee, is the effective grant date for the awards, and the exercise price is equal to the closing price of our common stock on the grant date. The number of award units granted is based on the target value and the 20-trading day average stock price leading up to the grant date. Beginning in 2025, the Company began to use a fixed ratio of three SARs to one RSU to determine the number of SARs to award. The Compensation and Human Capital Committee may also occasionally grant equity-based awards at other times to recognize, retain, or recruit executive officers.

OTHER PAY PRACTICES

INSIDER TRADING POLICY; NO HEDGING OR PLEDGING

Directors and executive officers must comply with our Insider Trading Policy and may not engage in any transaction in our securities without first obtaining pre-clearance of the transaction from our General Counsel or Chief Counsel, Corporate. No director, executive officer or other employee is permitted to (i) engage in short sales, transactions in put options, call options or other derivative securities on an exchange or in any other organized market, or in any other inherently speculative transactions with respect to our stock, (ii) transact through mechanisms that hedge against our securities or (iii) hold our securities in a margin account or otherwise pledging our securities as collateral for a loan. These provisions are part of our overall program to prevent any of our directors, officers or employees from trading on material non-public information.

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CLAWBACK POLICY

Effective November 2019, the Compensation and Human Capital Committee adopted a clawback policy in order to further align the interests of employees with the interests of our shareholders and strengthen the link between total compensation and the Company’s performance. The Compensation and Human Capital Committee amended the Company’s clawback policy in October 2023 to comply with listing standards adopted by the NYSE. The clawback policy provides that in the event the Company is required to prepare an accounting restatement commencing after October 2, 2023 due to material noncompliance with any financial reporting requirement, the Company must reasonably promptly recover from certain current or former executives the full amount of affected compensation during the three fiscal years preceding the date on which the Company was required to prepare an accounting restatement, with limited exceptions. The recovery of such compensation applies regardless of whether a covered executive engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. The foregoing summary of the clawback policy does not purport to be complete and is qualified in its entirety by reference to the full text of the clawback policy, a copy of which can be found as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2025. During fiscal year 2025, the Company was not required to prepare an accounting restatement that required recovery of erroneously-awarded compensation pursuant to the Company’s clawback policy.

EXECUTIVE STOCK OWNERSHIP GUIDELINES

Our Board has adopted stock ownership guidelines to align the interests of the Company’s executives with the interests of the Company’s shareholders and to further promote the Company’s commitment to sound corporate governance. The guidelines provide the following:

CEO	6X Base Salary	EVP	3X Base Salary	SVP	2X Base Salary

What Counts: (i) “beneficially owned” shares; (ii) vested shares under any plan; and (iii) unvested RSUs	Time to Meet: 5 years after assuming position	NEO Compliance: 100%

Executive officers are expected to achieve the stock ownership levels under these guidelines within the fifth anniversary of the individual’s hire or promotion to executive officer. Eligible Shares include: (i) shares owned outright or “beneficially owned” within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (including, without limitation, shares held in trust for the benefit of such executive and/or members of his or her immediate family residing in the same household); (ii) vested shares under any deferred compensation plan or subject to any stock awards held by such executive; and (iii) unvested shares subject to any non-performance based restricted stock units held by such executive. If the executive officer is not in compliance within the stated timeframe, the officer will be prohibited from selling more than 50% of any shares acquired through the vesting, settlement, or exercise of stock awards, other than the minimal number of shares needed to pay applicable withholding taxes and/or exercise prices. All executives are in compliance with the current guidelines.

BENEFITS AND PERQUISITES

Executives generally are eligible for the same health and welfare insurance plans offered to all employees such as medical, dental, supplemental life, long-term disability and business travel insurance. Executives are also entitled to participate in the Company’s Matching Gift Program, a charitable matching program available to all employees. In addition, although not a significant part of total compensation, the Company provides limited perquisites to executives. The primary perquisite provided to the executives is a flexible allowance to cover expenses such as auto-related expenses, financial and tax planning, legal assistance, and excess medical costs. The Company also pays for an annual medical exam for its executives and other members of its executive leadership team. Like many of the companies in the peer group, the Company also offers a non-qualified supplement to the 401(k) plan, which is not subject to the Internal Revenue Service limitations, through a Deferred Compensation Plan for Executives and Outside Directors (the “Deferred Compensation Plan”). The Deferred Compensation Plan is a U.S. non-qualified, unfunded tax deferred savings plan provided to senior level executives, including our NEOs, and outside directors.

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The Company also provides relocation benefits, as applicable, to all employees, pursuant to our relocation policy. In connection with Mr. Flore’s appointment, he was provided relocation assistance with his transition to the San Francisco Bay Area.

The benefits and perquisites received by our NEOs and their value are described in more detail in the footnotes to the Summary Compensation Table.

COMPENSATION RISK ASSESSMENT

The Compensation and Human Capital Committee reviews the risks arising from our compensation policies and practices applicable to our executive officers and employees and evaluates the policies and practices that could mitigate any such risk. Based on these reviews, the Compensation and Human Capital Committee does not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on our Company.

TAX CONSIDERATIONS

TAX DEDUCTIBILITY

Under Section 162(m) of the Code, or Section 162(m), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible unless the compensation qualifies for the reliance period exception for certain compensation paid by corporations that became publicly held on or before December 20, 2019. Although the Compensation and Human Capital Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation and Human Capital Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s NEOs in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the company and its shareholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).

SEVERANCE AND CHANGE IN CONTROL BENEFITS

On January 28, 2020, the Board adopted and approved a Senior Executive Severance Plan (the “Severance Plan”), effective January 28, 2020, for eligible executives who are direct reports to, and including, our President and Chief Executive Officer. The Severance Plan was further amended effective January 1, 2023, and then on December 11, 2024, and supersedes our prior severance plan for our executive leadership team. A summary of the Severance Plan is set forth in the section entitled “Potential Payments Upon Termination or Change In Control—Senior Executive Severance Plan.”

Our severance arrangements are meant to provide a reasonable and competitive level of financial transitional support to executives who are terminated involuntarily without cause or voluntarily resign for good reason. Severance benefits are not payable upon a change in control if the executive is still employed by or offered a comparable position with the surviving entity.

While compensation decisions affect potential payouts under these severance arrangements, these arrangements generally did not affect such decisions as these severance provisions are conditional and may never come into effect.

More information about the specific severance benefits payable to our NEOs under our severance arrangements is set forth in the section titled “Potential Payments Upon Termination or Change In Control”.

AWARDS GRANTED UNDER 2019 EQUITY INCENTIVE PLAN

In the event of a Transaction, as defined in our 2019 EIP, our Board will have the discretion to determine the treatment of equity awards.

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COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT

The Compensation and Human Capital Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the Compensation and Human Capital Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and be incorporated by reference in the Annual Report on Form 10-K for the fiscal year ended November 30, 2025 filed with the SEC.

Troy Alstead (Chairperson)

Jill Beraud

Robert Eckert

Jeffrey J. Jones II

Jenny Ming

Elliott Rodgers

The material in this Compensation and Human Capital Committee report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION AND HUMAN CAPITAL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In fiscal year 2025, no member of the Compensation and Human Capital Committee was a current officer or employee of ours. There are no Compensation and Human Capital Committee interlocks between us and other entities involving our executive officers and our board members.

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EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table provides compensation information for our fiscal year 2025 NEOs. The table also shows compensation information for fiscal years 2024 and 2023 for those current NEOs who also were NEOs during either of those years.

NAME AND PRINCIPAL POSITION	YEAR	SALARY(4)	BONUS(5)	STOCK AWARDS(6)	OPTION AWARDS(7)	NON-EQUITY INCENTIVE PLAN COMPENSATION(8)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS(9)	ALL OTHER COMPENSATION(10)	TOTAL
Michelle Gass President and Chief Executive Officer
	2025	$1,475,000	$—	$8,129,318	$3,144,899	$3,032,969	$—	$362,987	$16,145,173
	2024	1,531,731	—	6,607,207	2,099,996	3,045,875	—	419,525	13,704,334
	2023	1,304,808	8,100,000	14,292,276	9,987,500	1,502,046	—	1,247,822	36,434,452
Harmit Singh Executive Vice President and Chief Financial and Growth Officer
	2025	$1,045,673	$—	$2,567,131	$993,107	$1,233,750	$—	$208,843	$6,048,504
	2024	1,059,327	—	1,966,410	624,994	1,209,500	—	152,045	5,012,276
	2023	992,000	—	7,104,743	624,994	544,000	—	186,402	9,452,140
Gianluca Flore(1) Chief Commercial Officer
	2025	$1,041,346	$—	$2,353,220	$910,354	$1,260,000	$—	$136,452	$5,701,373
	2024	346,154	1,350,000	3,580,997	562,494	408,462	—	363,581	6,611,688
David Jedrzejek(2) Senior Vice President and General Counsel
	2025	$624,615	$—	$855,702	$331,036	$511,175	$—	$120,970	$2,443,498
	2024	592,019	—	1,462,477	187,494	500,106	—	90,380	2,832,476
Elizabeth O’Neill(3) Former Executive Vice President and Chief Operations Officer
	2025	$551,923	$—	$1,112,419	$430,339	$470,779	$—	$1,358,354	$3,923,815
	2024	847,462	—	1,022,535	324,998	774,080	—	79,095	3,048,170
	2023	795,000	—	986,330	312,497	316,160	—	136,895	2,546,882
(1)	Mr. Flore joined the Company effective July 29, 2024.
(2)	Mr. Jedrzejek was not a NEO prior to fiscal year 2024.
(3)	Ms. O’Neill ceased employment with the Company effective August 1, 2025. The amount disclosed in the ’Salary’ column for Ms. O’Neill for 2025 reflects her pro-rated base salary she received until her departure. The amount disclosed in the “‘Non-Equity Incentive Plan Compensation’ column for Ms. O’Neill for 2025 reflects her target annual incentive compensation opportunity taking into account, on a pro-rated basis, Ms. O’Neill’s period of service as COO in fiscal year 2025, pursuant to the terms of the Senior Executive Severance Plan.
(4)	Salaries for fiscal year 2024 reflect a 53-week fiscal year.
(5)	These amounts reflect one-time sign-on bonuses.
(6)	These amounts reflect the aggregate grant date fair value for RSU and PRSU awards granted to the executives in each respective year under our 2019 EIP. For PRSUs, this column also includes the grant date fair value of the target number of PRSUs that may be earned for the three-year performance period beginning with the respective fiscal year. If maximum performance conditions are achieved over the entire three-year period, the grant date fair values for PRSUs granted in fiscal year 2025 would be $9,266,863 for Ms. Gass, $2,926,349 for Mr. Singh, $2,682,506 for Mr. Flore, $975,441 for Mr. Jedrzejek, and $1,268,078 for Ms. O’Neill. For a description of the assumptions used to determine the compensation cost of our awards, see the notes to our audited consolidated financial statements.
(7)	These amounts reflect the aggregate grant date fair value for awards of SARs granted to the executives in each respective year under our 2019 EIP, computed in accordance with Accounting Standards Codification 718 issued by the Financial Accounting Standards Board, or FASB ASC 718. These amounts reflect the grant date fair value, and do not represent the actual value that may be realized by the executives. For a description of the assumptions used to determine the compensation cost of our awards, see the notes to our audited consolidated financial statements.
(8)	The amounts in this column reflect the cash incentive amounts earned by the executives under our AIP.
(9)	No above-market or preferential interest rate options are available under our deferred compensation programs. See “Executive Retirement Plans—Non-Qualified Deferred Compensation” for additional information on deferred compensation earnings.

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(10)	The amounts shown in the All Other Compensation column for fiscal year 2025 are detailed in the table below (see “—Compensation Discussion and Analysis” for more details on the items in the table below):

NAME	EXECUTIVE PERQUISITES(a)	401(K) PLAN MATCH(b)	DEFERRED COMPENSATION MATCH(c)	RELOCATION(d)	CHARITABLE MATCH(e)	SEVERANCE PAYMENTS (f)	TOTAL
Michelle Gass	$18,296	$23,250	$321,441	$—	$—	$—	$362,987
Harmit Singh	26,580	25,208	149,555	—	7,500	—	208,843
Gianluca Flore	21,507	26,215	68,669	20,061	—	—	136,452
David Jedrzejek	20,564	25,208	68,698	—	6,500	—	120,970
Elizabeth O’Neill	19,106	25,833	83,415	—	—	1,230,000	1,358,354
(a)	For Ms. Gass, this amount reflects payments for an allowance intended to cover legal, financial and/or other incidental business-related expenses, parking, and imputed income for insurance. For Mr. Singh and Mr. Jedrzejek, this amount includes payments for an allowance intended to cover legal, financial and/or other incidental business-related expenses, executive physicals, parking, event tickets, and imputed income for insurance. For Mr. Flore, this amount reflects payment for an allowance intended to cover legal, financial and/or other incidental business-related expenses, a gym membership, parking, and imputed income for insurance. For Ms. O’Neill, this amount reflects payment for an allowance intended to cover legal, financial and/or other incidental business-related expenses, event tickets, parking, and imputed income for insurance.
(b)	These amounts reflect Company matching contributions under our 401(k) Plan.
(c)	These amounts reflect Company matching contributions under our Deferred Compensation Plan.
(d)	For Mr. Flore, this amount reflects payments in connection with his relocation.
(e)	These amounts reflect Company matching under our Matching Gift Program, available to all employees.
(f)	This amount reflect severance payments made to Ms. O’Neill in connection with her separation from the Company, pursuant to the terms of the Senior Executive Severance Plan.

52	LEVI STRAUSS & CO.

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2025 GRANTS OF PLAN-BASED AWARDS

The following table provides information on all plan-based awards granted to each of our NEOs during fiscal year 2025. The awards and the unvested portion of SARs identified below are also reported under “Outstanding Equity Awards at 2025 Fiscal Year-End.”

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING	EXERCISE OR BASE PRICE OF OPTION	GRANT DATE FAIR VALUE OF STOCK AND OPTION
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	UNITS(3) (#)	OPTIONS(4) (#)	AWARDS(5) ($)	AWARD(6) ($)
Michelle Gass
	N/A		$2,581,250	$5,162,500
	1/31/2025				—	266,404	666,010				5,758,322
	1/31/2025								399,606	19.03	3,144,899
	1/31/2025							133,202			2,370,996
Harmit Singh
	N/A		1,050,000	2,100,000
	1/31/2025				—	84,127	210,318				1,818,409
	1/31/2025								126,189	19.03	993,107
	1/31/2025							42,063			748,721
Gianluca Flore
	N/A		1,050,000	2,100,000
	1/31/2025				—	77,117	192,793				1,666,888
	1/31/2025								115,674	19.03	910,354
	1/31/2025							38,558			686,332
David Jedrzejek
	N/A		444,500	889,000
	1/31/2025				—	28,042	70,105				606,128
	1/31/2025								42,063	19.03	331,036
	1/31/2025							14,021			249,574
Elizabeth O’Neill(7)
	N/A		656,000	1,312,000
	1/31/2025				—	36,455	91,138				787,979
	1/31/2025								54,681	19.03	430,339
	1/31/2025							18,227			324,441
(1)	The amounts shown in these columns reflect the estimated potential payment levels for the fiscal 2025 performance period under the AIP, further described under “—Compensation Discussion and Analysis.” The potential payouts were performance-based and, therefore, were completely at risk. The potential target and maximum payment amounts assume achievement of 100% and 200%, respectively, of the individual objectives of the AIP. Each executive received a bonus under the AIP, which is reported in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”
(2)	For each executive, the amounts shown in these columns reflect, in shares, the target and maximum amounts for PRSUs subject to a three-year performance period beginning in fiscal year 2025 that is further described under “—Compensation Discussion and Analysis.” The potential awards are performance-based and, therefore, completely at risk.
(3)	Reflects service-based RSUs granted in fiscal year 2025 under the 2019 EIP. Please see footnotes in the table entitled “Outstanding Equity Awards at 2025 Fiscal Year-End” for details concerning the RSUs’ vesting schedule.
(4)	Reflects service-based SARs granted in fiscal year 2025 under the 2019 EIP. Please see footnotes in the table entitled “Outstanding Equity Awards at 2025 Fiscal Year-End” for details concerning the SARs’ vesting schedule.
(5)	The exercise price is based on the market closing price on the grant date.
(6)	The value of a RSU, PRSU or SAR award is based on the fair value as of the grant date of such award determined in accordance with FASB ASC 718. Please refer to the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2025 for the relevant assumptions used to determine the valuation of our awards.
(7)	Ms. O’Neill ceased employment with the Company on August 1, 2025 and received a pro-rated annual incentive award.

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OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR-END

The following table shows all outstanding equity awards held by each of our NEOs as of November 30, 2025. The vesting schedule for each grant is shown following this table.

	SAR AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED SARs EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED SARs UNEXERCISABLE(1)		EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED SARs	SAR EXERCISE PRICE(2)	SAR EXPIRATION DATE
Michelle Gass	972,000	324,000	(c)	—	$15.52	1/1/2033
	133,298	133,298	(b)	—	17.79	1/26/2033
	80,153	240,457	(e)		16.58	1/28/2034
	—	399,606	(f)	—	19.03	1/30/2035
Harmit Singh	89,440	—		—	$14.88	1/29/2029
	65,789	—		—	20.25	1/27/2030
	50,607	—		—	21.35	1/26/2031
	55,212	18,404	(a)	—	21.00	1/24/2032
	44,138	44,138	(b)	—	17.79	1/26/2033
	23,855	71,564	(e)	—	16.58	1/28/2034
	—	126,189	(f)	—	19.03	1/30/2035
Gianluca Flore	19,263	57,791	(e)	—	$18.31	7/28/2034
	—	115,674	(f)	—	19.03	1/30/2035
David Jedrzejek	9,685	—		—	$20.25	1/27/2030
	8,030	8,029	(d)	—	13.05	5/31/2033
	7,156	21,469	(e)	—	16.58	1/28/2034
	—	42,063	(f)	—	19.03	1/30/2035
Elizabeth O’Neill(3)	55,900	—		—	$14.88	1/29/2029
	36,549	—		—	20.25	1/27/2030
	25,303	—		—	21.35	1/26/2031
	24,293	8,098	(a)	—	21.00	1/24/2032
	22,069	22,069	(b)	—	17.79	1/26/2033
	12,405	37,213	(e)	—	16.58	1/28/2034
	—	54,681	(f)	—	19.03	1/30/2035

(1)

The following sets forth the vesting schedule for unvested outstanding SAR awards and generally depends upon continued employment through the applicable vesting date. Other circumstances under which such awards will vest are described in the section entitled “Potential Payments Upon Termination or Change In Control.”:

(a) SARs vested 25% on January 27, 2023 and then annually over the remaining three years.

(b) SARs vested 25% on January 26, 2024 and then annually over the remaining three years.

(c) SARs vested 50% on January 2, 2024 and then annually over the remaining two years.

(d) SARs vested 25% on June 3, 2024 and then 25% annually over the remaining three years.

(e) SARs vested 25% on January 24, 2025 and then annually over the remaining three years.

(f) SARs will vest 25% on January 30, 2026 and then annually over the remaining three years.

(2)	The SAR exercise prices for awards granted prior to the Company’s IPO reflect the fair market value of our common stock as of the grant date as established by our Board based on factors including the most recent valuation conducted by a third-party valuation firm. The SAR exercise prices for awards granted after the IPO reflect the market closing price on the grant date.
(3)	Ms. O’Neill ceased employment with the Company on August 1, 2025.

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	STOCK AWARDS
NAME	YEAR	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(4)
Michelle Gass	2025	133,202	(a)	$2,934,440
	2024	98,932	(b)	2,179,472
	2023	53,049	(e)	1,168,669
	2025				133,202	(a)	$2,934,440
	2025				133,202	(a)	2,934,440
	2024				224,246	(b)	4,940,139
	2024				39,573	(b)	871,793
	2023				180,367	(c)	3,973,485
	2023				133,202	(c)	2,934,440
Harmit Singh	2025	42,063	(a)	$926,648
	2024	29,443	(b)	648,629
	2023	140,528	(f)	3,095,832
	2023	17,566	(e)	386,979
	2022	7,440	(h)	163,903
	2025				42,064	(a)	$926,670
	2025				42,063	(a)	926,648
	2024				66,739	(b)	1,470,260
	2024				11,778	(b)	259,469
	2023				140,528	(c)	3,095,832
	2023				59,724	(c)	1,315,720
	2023				10,540	(c)	232,196
Gianluca Flore	2025	38,558	(a)	$849,433
	2024	53,908	(c)	1,187,593
	2024	22,743	(b)	501,028
	2025				38,559	(a)	$849,455
	2025				38,558	(a)	849,433
	2024				51,549	(b)	1,135,624
	2024				9,097	(b)	200,407
David Jedrzejek	2025	14,021	(a)	$308,883
	2024	8,833	(b)	194,591
	2024	41,736	(d)	919,444
	2023	4,918	(e)	108,344
	2023	2,873	(g)	63,292
	2022	2,083	(h)	45,888
	2025				14,021	(a)	$308,883
	2025				14,021	(a)	308,883
	2024				20,022	(b)	441,085
	2024				3,533	(b)	77,832
	2023				18,131	(c)	399,426
	2023				3,199	(c)	70,474
Elizabeth O’Neill(5)	2025	18,227	(a)	$401,541
	2024	15,310	(b)	337,279
	2023	8,783	(e)	193,489
	2022	3,274	(h)	72,126
	2025				18,228	(a)	$401,563
	2025				18,227	(a)	401,541
	2024				34,705	(b)	764,551
	2024				6,124	(b)	134,912
	2023				29,862	(c)	657,860
	2023				5,270	(c)	116,098

2026 PROXY STATEMENT	55

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(1)	RSUs vest ratably over a four-year period. The vesting schedule for unvested outstanding stock awards generally depends upon continued employment through the applicable vesting date. Other circumstances under which such awards will vest are described in the section entitled “Potential Payments Upon Termination or Change In Control.”
(a) 2025 grant RSUs vest 25% on each of January 30, 2026, January 29, 2027, January 28, 2028, and January 26, 2029.
(b) 2024 grant RSUs vest 25% on each of January 24, 2025, January 30, 2026, January 29, 2027, and January 28, 2028.
(c) 2024 sign-on RSUs vests 50% on July 29, 2025 and then the remainder on July 29, 2026.
(d) 2024 special RSUs vest 25% on each of November 6, 2025, November 6, 2026, November 6, 2027, and November 6, 2028.
(e) 2023 grant RSUs vest 25% on each of January 26, 2024, January 24, 2025, January 30, 2026, and January 29, 2027.
(f) 2023 special RSU vests 100% on January 27, 2026.
(g) 2023 grant RSUs vest 25% on each of June 3, 2024, June 2, 2025, June 1, 2026, and June 1, 2027.
(h) 2022 grant RSUs vest 25% on each of January 27, 2023, January 26, 2024, January 24, 2025, and January 30, 2026.
(2)	Represents the number of stock awards multiplied by $22.03, the closing stock price as of November 28, 2025.
(3)	Represents the target number of shares that may be earned under PRSU award program (see “Compensation Discussion and Analysis” for more details) that vest at the end of a three-year performance period, subject to certification of performance results in the first quarter of the year following completion of the applicable performance period.
(a) 2025 grant performance-based RSUs cliff vest on January 28, 2028.
(b) 2024 grant performance-based RSUs cliff vest on January 29, 2027.
(c) 2023 grant performance-based RSUs cliff vest on January 27, 2026.
(4)	Represents the number of stock awards multiplied by $22.03, the closing stock price as of November 28, 2025.
(5)	Ms. O’Neill ceased employment with the Company on August 1, 2025.

SAR EXERCISES AND STOCK VESTED

The following table shows all SARs exercised and the value realized upon exercise and all stock awards vested and the value realized upon vesting by each of our NEOs for fiscal year 2025, based on the difference between the share price of our common stock and the SAR exercise price on the date of exercise (in the case of SARs) or the share price of our common stock on the date of vesting (in the case of stock awards).

	SAR AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE	VALUE REALIZED ON EXERCISE	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING
Michelle Gass	—	$—	59,501	$1,043,648
Harmit Singh	—	—	74,154	1,293,261
Gianluca Flore	—	—	61,488	1,238,606
David Jedrzejek	—	—	30,507	567,803
Elizabeth O’Neill	66,940	549,243	34,289	598,268

EMPLOYMENT AGREEMENTS

MS. GASS

We have an employment agreement with Ms. Gass effective December 1, 2022, which we entered into in connection with her appointment as the Company’s President. The agreement provided for an initial base salary of $1,475,000 and an AIP target participation rate of 175% of her base salary, which may be further adjusted, pursuant to annual review. For fiscal year 2025, her base salary and target participation rate under our AIP were $1,475,000 and 175% of base salary, respectively.

Ms. Gass also participates in our 2019 EIP. This element of Ms. Gass’s compensation for fiscal year 2025 is reflected and discussed under “Compensation Discussion and Analysis.”

Ms. Gass’s employment agreement also provides for certain severance and termination benefits that are described below under “Potential Payments Upon Termination or Change In Control.”

Ms. Gass is eligible to receive standard healthcare, life insurance and long-term savings program benefits, as well as relocation program benefits. She also receives benefits under our various executive perquisite programs consistent with that provided to her predecessor.

Ms. Gass’s employment is at-will and may be terminated by us or by her at any time. Ms. Gass does not receive any separate compensation for her services as a member of our Board.

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OTHER NAMED EXECUTIVE OFFICERS

For our NEOs other than the CEO, we have employment arrangements that provide for annual base salary and participation in our AIP, which are subject to annual review and adjustment, and participation in our 2019 EIP. These elements of compensation for fiscal year 2025 are reflected and discussed under “Compensation Discussion and Analysis.”

Executives also received standard healthcare, life insurance and long-term savings program benefits, as well as benefits under our various executive perquisite programs.

Employment of executives is at-will and may be terminated by us or the executive at any time.

EXECUTIVE RETIREMENT PLANS

NON-QUALIFIED DEFERRED COMPENSATION

Our Deferred Compensation Plan is a U.S. non-qualified, unfunded deferred tax effective savings plan provided to the NEOs, other executives and the directors, as part of our competitive compensation.

Participants may elect to defer all or a portion of their base salary and AIP payment and may elect an in-service and/or retirement distribution. Executives who defer salary or bonus under this plan are credited with market-based returns depending upon the investment choices made by the executive applicable to each deferral. The investment options under the plan, which closely mirror the options provided under our qualified 401(k) plan, include a number of mutual funds with varying risk and return profiles. Participants may change their investment choices as frequently as they desire, consistent with our 401(k) plan.

In addition, under our Deferred Compensation Plan, we provide a match up to 6% of eligible deferred compensation that cannot be provided under the qualified 401(k) plan due to IRS qualified plan compensation limits. The amounts in the table below reflect non-qualified contributions over the 401(k) limit by the executive officers and the resulting Company match.

The table below provides information on the non-qualified deferred compensation activity for each of our NEOs for fiscal year 2025.

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR(1)	COMPANY CONTRIBUTIONS IN LAST FISCAL YEAR(2)	AGGREGATE EARNINGS/ (LOSSES) IN LAST FISCAL YEAR(3)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS	AGGREGATE BALANCE AT NOVEMBER 30, 2025(4)
Michelle Gass	$257,153	$321,441	$40,183	$—	$1,160,615
Harmit Singh	119,644	149,555	500,480	—	4,679,815
Gianluca Flore	72,889	91,111	20,824	—	190,016
David Jedrzejek	51,817	64,771	68,671	—	626,151
Elizabeth O’Neill	66,732	83,415	169,711	—	1,904,634
(1)	The executive contribution amounts were included in fiscal year 2025 compensation in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table,” as applicable. For fiscal 2025, the amounts reflected in this column consist of the following: Ms. Glass—$81,693 reported in “Salary” and $175,460 reported in “Non-Equity Incentive Plan Compensation”; Mr. Singh—$58,010 reported in “Salary” and $61,634 reported in “Non-Equity Incentive Plan Compensation”; Mr. Flore—$57,866 reported in “Salary” and $15,023 reported in “Non-Equity Incentive Plan Compensation”; Mr. Jedrzejek—$34,823 reported in “Salary” and $16,994 reported in “Non-Equity Incentive Plan Compensation”; and Ms. O’Neill—$32,169 reported in “Salary” and $34,563 reported in “Non-Equity Incentive Plan Compensation.”
(2)	Amounts reflect our Deferred Compensation Plan match contributions made by us and are reflected in the “All Other Compensation” column of the “Summary Compensation Table.”
(3)	None of the earnings/interest in this column are included in the “Summary Compensation Table” because they were not preferential or above market.
(4)	The following amounts were previously reported as compensation to the NEOs in the Summary Compensation Table for fiscal years prior to 2025: Ms. Gass ($288,439), Mr. Singh ($1,194,394), Mr. Flore ($2,885), Mr. Jedrzejek ($43,830), and Ms. O’Neill ($413,440).

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PAY-RATIO INFORMATION

The annual total compensation of Ms. Gass, our President and CEO, was $16,145,173 in fiscal year 2025, as reflected in the Summary Compensation Table. We chose this figure for purposes of the pay ratio calculations since Ms. Gass was the CEO as of the date we identified our median employee. Based on reasonable estimates, the median annual total compensation of all employees of the Company and its consolidated subsidiaries, excluding our President and CEO, was $16,077 for fiscal year 2025. Accordingly, for fiscal year 2025, the ratio of the annual total compensation of our President and CEO to the median of the annual total compensation of all of our employees and our consolidated subsidiaries’ other employees was 1,004 to 1. Our median employee was a United States Sales Stylist, who was part-time in fiscal year 2025.

We identified our median employee based on all taxable wages earned in fiscal year 2025 by each individual who we employed on September 1, 2025. In accordance with SEC rules, we chose this date since it is within the last three months of fiscal year 2025. We also converted all relevant employee compensation, on a country-by-country basis, to U.S. Dollars based on the applicable year-end exchange rate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the CEO pay ratio disclosed above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following sections include a description of the severance arrangements that were applicable as of November 30, 2025, the last day of our 2025 fiscal year.

EMPLOYMENT AGREEMENT AND ARRANGEMENTS WITH MS. GASS

On December 1, 2022, we entered into an employment agreement with Ms. Gass in connection with her appointment as the Company’s President. See “Employment Agreements—Ms. Gass.” Ms. Gass is generally entitled to receive the benefits provided by our Severance Plan, including the right to receive payments in the event of a qualifying termination of employment following a Change in Control (as defined in her employment agreement), as modified by the employment agreement. These benefits, as modified, are as follows. If Ms. Gass’ employment is involuntarily terminated without Cause, or by Ms. Gass with Good Reason (each, as defined in her employment agreement), she will receive severance equal to 24 months of her then-current base salary, up to 18 months of COBRA and life insurance continuation, a pro rata bonus, continued equity award vesting during the severance period of awards granted at least 6 months (or 12 months for awards granted prior to January 1, 2025) prior to the date of termination, a post-termination exercise period that commences at the end of the severance period and accelerated vesting of the equity awards she received upon signing her employment agreement. In the event her employment is involuntary terminated without Cause, or by Ms. Gass with Good Reason within 18 months following a Change in Control, she will receive severance in a lump sum equal to three times the sum of her then-current base salary and annual target bonus, up to 18 months of COBRA and life insurance continuation, a pro rata bonus, accelerated vesting of performance awards at target and accelerated vesting of the sign-on equity awards.

SENIOR EXECUTIVE SEVERANCE PLAN

Our Severance Plan provides for (i) 104 weeks of severance pay to our CEO and President and 78 weeks of severance pay (as applicable, the “severance period”) to each of the other NEOs based on their then current base salary rates to be paid in accordance with our regular payroll schedule, (ii) a pro-rated portion of the AIP payout, subject to our actual financial performance but assuming individual performance at 100% of target, and (iii) reasonable outplacement counseling and job search benefits, if the applicable executive’s employment ceases due to an involuntary termination without Cause or voluntary termination for Good Reason (each, as defined in our Severance Plan, and each, a Qualified Termination). In addition, with respect to any time-based SAR, RSU or PRSU awards that have been held by the executive for more than 12 months (or 6 months for awards granted after January 1, 2025), such awards will continue to vest as if the executive remained employed for the number of months equal to the executive’s severance period (and in the case of the PRSUs, will be pro-rated based on the

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number of days the executive was employed during the performance period). If the executive’s employment ceases due to a Qualified Termination within 18 months following a Change in Control (each as defined in our Severance Plan), the severance period increases to 156 weeks for Ms. Gass and 104 weeks for the other NEOs, the severance payments also include the AIP target bonus for the fiscal year in which the termination is announced (in addition to base salary) and are paid in a lump sum as soon as practical following the termination date and any performance-based equity awards shall fully vest and time-based equity awards will fully vest if not assumed. Our Severance Plan also provides that if the executive elects COBRA coverage, for the duration of the executive’s severance period, up to a maximum of 18 months, the executive will only be required to pay the same share of the applicable premium for medical coverage that would apply if the executive were participating in the medical plan as an active employee. Additionally, for each executive who is eligible to be covered by our retiree health benefits (if any), we will fully pay for retiree medical coverage for the duration of the executive’s severance payment period, up to a maximum of 18 months, reduced for any months in which the executive receives subsidized COBRA coverage and the executive will be eligible for our standard basic life insurance coverage of $5,000 provided under our retiree health benefits program. Each executive’s severance benefits are subject to the execution of a general release of claims agreement and will cease upon rehire by us or acceptance of a job with one of our competitors.

2023, 2024 AND 2025 EQUITY AWARDS

With respect to equity awards granted in fiscal years 2023, 2024 and 2025, in the event that the executive officer’s employment terminates due to Retirement (as defined in the award agreement), any equity awards that have remained outstanding for at least 12 months will continue to vest through the remainder of the vesting period. For awards granted after January 1, 2025, any awards outstanding for at least 6 months will continue to vest through the remainder of the vesting period (subject to achievement and certification of the relevant performance goals at the end of the performance period for PRSUs). For awards granted after January 1, 2025 and subject to our Severance Plan, in the event that an employee is terminated without cause or for good reason, if the employee is 50 years of age with 10 years of service or 55 years of age with 5 years of service, any awards outstanding for at least 6 months will continue to vest through the remainder of the vesting period. In addition, in the event that the executive officer dies or his or her employment terminates due to Disability (as defined in the award agreement), 100% of his or her outstanding time-based equity awards granted in fiscal years 2023, 2024 and 2025 will vest in full, and all vested SARs will remain exercisable for 18 months following the date of his or her termination, but no later than the original term/expiration date of the award.

The information in the tables below reflects the estimated value of the compensation to be paid by us to each of the NEOs in the event of his or her termination, Retirement, Change in Control termination, death, or Disability. The amounts shown below assume that each named individual was employed and that his or her termination, retirement, Change in Control termination, death, Disability or Corporate Transaction was effective as of November 30, 2025. The actual amounts that would be paid can only be determined at the time of the actual event. The amounts also assume a share price of $22.03 for all equity-based awards, which was the closing stock price as of November 28, 2025.

MICHELLE GASS

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION
Compensation:
Severance(1)	$—	$—	$5,982,969	$—	$15,201,719
Equity vesting(2)	—	—	13,603,330	11,466,314	30,055,051
Benefits:
COBRA and life insurance(3)	—	—	28,406	—	28,406
(1)	Based on Ms. Gass’ annual base salary of $1,475,000 and her actual AIP award earned for fiscal year 2025. See “—Compensation Discussion and Analysis.” The severance amount for a change in control termination is also based on Ms. Gass’ target 2025 AIP award.
(2)	In the event of a Termination Without Cause or Resignation for Good Reason, reflects full vesting of all unvested time-based equity awards held more than 12 months (or, in the case of awards granted in 2025, more than 6 months) that would otherwise vest in the 104 week period following November 30, 2025. In the event of a Change in Control Termination, assumes equity awards are not assumed in the transaction and thus fully vest (with performance-based equity awards vesting at target) including the acceleration of the Initial awards. In the event the equity awards are assumed and the holder experiences a Change in Control Termination, the value of the vesting would be $23,702,650. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same Company/employee percentage sharing as during employment.

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HARMIT SINGH

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION
Compensation:
Severance(1)	$—	$—	$2,808,750	$—	$5,433,750
Equity vesting(2)	—	8,231,815	14,347,607	6,196,683	14,423,478
Benefits:
COBRA and life insurance(3)	—	—	22,030	—	22,030
(1)	Based on Mr. Singh’s annual base salary of $1,050,000 and his actual AIP award earned for fiscal year 2025. See “—Compensation Discussion and Analysis.” The severance amount for a change in control termination is also based on Mr. Singh’s target 2025 AIP award.
(2)	In the event of Retirement, assumes full vesting of unvested equity awards and the target number of shares underlying performance-based equity awards that have remained outstanding for at least 12 months. In the event of a Termination Without Cause or Resignation for Good Reason, reflects vesting of all unvested time-based equity awards held more than 12 months (or, in the case of awards granted in 2025, more than 6 months) that would otherwise vest during the 78 week period following November 30, 2025. In the event of a Change in Control Termination, assumes the equity awards are not assumed in the transaction and thus fully vest (with performance-based equity awards vesting at target). In the event the equity awards are assumed and the holder experiences a Change in Control Termination, the value of the vesting would be $8,226,795. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same Company/employee percentage sharing as during employment.

GIANLUCA FLORE

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION
Compensation:
Severance(1)	$—	$—	$2,835,000	$—	$5,460,000
Equity vesting(2)	—	—	4,229,271	3,100,059	6,134,978
Benefits:
COBRA and life insurance(3)	—	—	28,406	—	28,406
(1)	Based on Mr. Flore’s annual base salary of $1,050,000 and his actual AIP award earned for fiscal year 2025 See “—Compensation Discussion and Analysis.” The severance amount for a change in control termination is also based on Mr. Flore’s target 2025 AIP award.
(2)	In the event of a Termination Without Cause or Resignation for Good Reason, reflects full vesting of all unvested time-based equity awards held more than 12 months (or, in the case of awards granted in 2025, more than 6 months) that would otherwise vest in the 78 week period following November 30, 2025. In the event of a Change in Control Termination, assumes equity awards are not assumed in the transaction and thus fully vest (with performance-based equity awards vesting at target). In the event the equity awards are assumed and the holder experiences a Change in Control Termination, the value of the vesting would be $1,336,031. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same Company/employee percentage sharing as during employment.

DAVID JEDRZEJEK

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION
Compensation:
Severance(1)	$—	$—	$1,463,675	$—	$2,670,175
Equity vesting(2)	—	3,562,319	3,815,113	1,955,737	3,562,319
Benefits:
COBRA and life insurance(3)	—	—	28,201	—	28,201
(1)	Based on Mr. Jedrzejek’s annual base salary of $635,000 and his actual AIP award earned for fiscal year 2025. See “—Compensation Discussion and Analysis.” The severance amount for a change in control termination is also based on Mr. Jedrzejek’s target 2025 AIP award.
(2)	In the event of Retirement, assumes full vesting of unvested equity awards and the target number of shares underlying performance-based equity awards that have remained outstanding for at least 12 months. In the event of Termination Without Cause or Resignation for Good Reason, reflects full vesting of all unvested time-based equity awards held more than 12 months (or, in the case of awards granted in 2025, more than 6 months) that would otherwise vest during the 78 week period following November 30, 2025 In the event of a Change in Control Termination, assumes the equity awards are not assumed in the transaction and thus fully vest (with performance-based equity awards vesting at target). In the event the equity awards are assumed and the holder experiences a Change in Control Termination, the value of the vesting would be $1,606,582. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same Company/employee percentage sharing as during employment.

60	LEVI STRAUSS & CO.

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ELIZABETH O’NEILL

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION
Compensation:
Severance(1)	$—	$—	$1,700,779	$—	$—
Equity vesting(2)	—	—	3,903,905	—	—
Benefits:
COBRA and life insurance(3)	—	—	23,652	—	—
(1)	Represents the amount paid to Ms. O’Neill for her severance pursuant to the Senior Executive Severance Plan.
(2)	Represents the value of Ms. O’Neill’s outstanding equity on August 1, 2025 that was eligible to continue to vest through the remainder of the vesting period upon her departure from the Company.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same Company/employee percentage sharing as during employment.

2026 PROXY STATEMENT	61

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PAY VERSUS PERFORMANCE DISCLOSURE

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO NEOs and Company performance for the fiscal years listed below.

	SUMMARY				AVERAGE	AVERAGE	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:(4)
YEAR (a)	COMPENSATION TABLE TOTAL FOR MR. BERGH(1) ($) (b)	SUMMARY COMPENSATION TABLE TOTAL FOR MS. GASS(1) ($) (c)	COMPENSATION ACTUALLY PAID TO MR. BERGH(1)(2)(3) ($) (d)	COMPENSATION ACTUALLY PAID TO MS. GASS(1)(2)(3) ($) (e)	SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS(1) ($) (f)	COMPENSATION ACTUALLY PAID TO NON-PEO NEOS(1)(2)(3) ($) (g)	TSR ($) (h)	PEER GROUP TSR ($) (i)	NET INCOME ($ MILLIONS) (j)	ADJUSTED EBIT(5) (k)
2025	-	16,145,173	-	26,874,901	4,529,297	6,921,026	129.91	53.31	578.1	719.0
2024	3,128,419	13,704,334	6,973,804	16,072,805	4,376,153	4,849,623	100.01	52.77	210.6	645.4
2023	15,623,233	-	10,937,841	-	12,641,859	11,084,803	85.76	55.82	249.6	554.8
2022	15,867,418	-	(5,530,077)	-	3,661,501	(417,726)	86.99	68.63	569.1	713.0
2021	16,331,831	-	33,799,905	-	4,553,330	6,965,116	143.37	112.66	553.5	712.9

(1)

Charles (“Chip”) V. Bergh (First PEO) was our CEO from 2011 to January 29, 2024, and Michelle Gass (“Second PEO”) has been our CEO since that date. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023	2024	2025
Harmit Singh	Harmit Singh	Harmit Singh	Harmit Singh	Harmit Singh
Elizabeth O’Neill	Elizabeth O’Neill	Elizabeth O’Neill	Gianluca Flore	Gianluca Flore
Seth Ellison	Seth Ellison	Michelle Gass	Elizabeth O’Neill	Elizabeth O’Neill
Jennifer Sey	Seth Jaffe	Tracy Layney	David Jedrzejek	David Jedrzejek
(2)	The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Total column set forth in the Summary Compensation Table with certain adjustments as described in footnote 3 below.

(3)	Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	SUMMARY COMPENSATION TABLE TOTAL MS. GASS ($)	EXCLUSION OF STOCK AWARDS AND OPTION AWARDS FOR MS. GASS ($)	INCLUSION OF EQUITY VALUES FOR MS. GASS ($)	COMPENSATION ACTUALLY PAID TO MS. GASS ($)
2025	16,145,173	(11,274,217)	22,003,945	26,874,901

Year	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($)	AVERAGE EXCLUSION OF STOCK AWARDS AND OPTION AWARDS FOR NON-PEO NEOS ($)	AVERAGE INCLUSION OF EQUITY VALUES FOR NON-PEO NEOS ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($)
2025	4,529,297	(2,388,327)	4,780,056	6,921,026

62	LEVI STRAUSS & CO.

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The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	YEAR-END FAIR VALUE OF EQUITY AWARDS GRANTED DURING YEAR THAT REMAINED UNVESTED AS OF LAST DAY OF YEAR FOR MS. GASS ($)	CHANGE IN FAIR VALUE FROM LAST DAY OF PRIOR YEAR TO LAST DAY OF YEAR OF UNVESTED EQUITY AWARDS FOR MS. GASS ($)	CHANGE IN FAIR VALUE FROM LAST DAY OF PRIOR YEAR TO VESTING DATE OF UNVESTED EQUITY AWARDS THAT VESTED DURING YEAR FOR MS. GASS ($)	TOTAL - INCLUSION OF EQUITY VALUES FOR MS. GASS ($)
2025	14,049,516	7,913,577	40,852	22,003,945

Year	AVERAGE YEAR-END FAIR VALUE OF EQUITY AWARDS GRANTED DURING YEAR THAT REMAINED UNVESTED AS OF LAST DAY OF YEAR FOR NON-PEO NEOS ($)	AVERAGE CHANGE IN FAIR VALUE FROM LAST DAY OF PRIOR YEAR TO LAST DAY OF YEAR OF UNVESTED EQUITY AWARDS FOR NON-PEO NEOS ($)	AVERAGE VESTING-DATE FAIR VALUE OF EQUITY AWARDS GRANTED DURING YEAR THAT VESTED DURING YEAR FOR NON-PEO NEOS ($)	AVERAGE CHANGE IN FAIR VALUE FROM LAST DAY OF PRIOR YEAR TO VESTING DATE OF UNVESTED EQUITY AWARDS THAT VESTED DURING YEAR FOR NON-PEO NEOS ($)	TOTAL - AVERAGE INCLUSION OF EQUITY VALUES FOR NON-PEO NEOS ($)
2025	2,754,975	1,854,909	182,155	(11,983)	4,780,056
(4)	The Peer Group TSR set forth in this table utilizes the S&P 500 Apparel, Accessories and Luxury Goods, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the fiscal year ended November 30, 2025. The comparison assumes $100 was invested for the period starting November 29, 2020, through the end of the listed year in the Company and in the S&P 500 Apparel, Accessories and Luxury Goods, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)	We determined Adjusted EBIT to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our NEOs in 2025. This performance measure may not have been the most important financial performance measure for prior years and we may determine a different financial performance measure to be the most important financial performance measure in future years.

2026 PROXY STATEMENT	63

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RELATIONSHIP BETWEEN PEO AND NON-PEO NEO COMPENSATION ACTUALLY PAID AND TOTAL SHAREHOLDER RETURN (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years compared to that of the S&P 500 Apparel, Accessories and Luxury Goods Index over the same period.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
(11/29/2020 Indexed to $ 100)

Compensation Actually Paid ($ Millions)
Levi Strauss & Co. TSR
S&P 500 Apparel, Accessories, & Luxury Goods Index TSR
40
35
30
25
20
15
10
5
0
-5
-10
$160
$140
$120
$100
$80
$60
$40
$20
$0
100.00
100.00
143.37
112.66
33.8
7.0
86.99
68.63
-5.5
-0.4
85.76
55.82
10.9
11.1
100.01
52.77
7.0
16.1
4.8
129.91
53.31
26.9
6.9
2020
2021
2022
2023
2024
2025
Fiscal Year
Charles ("Chip") V. Bergh Compensation Actually Paid
Michelle Gass Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Levi Strauss & Co. TSR
S&P 500 Apparel, Accessories and Luxury Goods Index TSR

64	LEVI STRAUSS & CO.

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RELATIONSHIP BETWEEN PEO AND NON-PEO NEO COMPENSATION ACTUALLY PAID AND NET INCOME

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income

2026 PROXY STATEMENT	65

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RELATIONSHIP BETWEEN PEO AND NON-PEO NEO COMPENSATION ACTUALLY PAID AND ADJUSTED EBIT

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted EBIT during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Adjusted EBIT(1)

1.	Adjusted EBIT is defined in the relevant Annual Reports on Form 10-K covering the fiscal period referenced above. Fiscal year 2024 and 2025 Adjusted EBIT definitions are available in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2025.

TABULAR LIST OF MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES

The following table presents the financial performance measures that the Company considers the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2025 to Company performance. The measures in this table are not ranked.

PERFORMANCE MEASURES
Adjusted Earnings Before Income and Taxes (EBIT)
Net Revenues
Cash Conversion Cycle

66	LEVI STRAUSS & CO.

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AUDIT MATTERS

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending November 29, 2026 and has further directed that management submit its selection of the independent registered public accounting firm for ratification by the shareholders at the annual meeting. PwC has audited our financial statements since 2007. Representatives of PwC are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or laws require shareholder ratification of the selection of PwC as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of PwC to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PwC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of our Company and shareholders.

Ratification of the Audit Committee’s selection of PwC requires the vote of the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote on the matter at the annual meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes).

Our Board of Directors unanimously recommends a vote “FOR” this proposal.

SELECTION AND ENGAGEMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PRINCIPAL ACCOUNTANT FEES

The following table represents aggregate fees billed to or incurred by us for professional services rendered by PwC, our independent registered public accounting firm, during fiscal years 2025 and 2024. All fees described below were pre-approved by the Audit Committee.

	YEAR ENDED
	NOVEMBER 30, 2025 ($)	DECEMBER 1, 2024 ($)
	(IN THOUSANDS)
Services provided:
Audit fees(1)	8,002	8,552
Audit-related fees(2)	157	210
Tax fees(3)	92	68
All other fees(4)	2	2
Total fees	8,253	8,832
(1)	Audit fees include fees for the audit of our annual consolidated financial statements, including internal controls over financial reporting, quarterly reviews of interim consolidated financial statements and statutory audits. Further, in fiscal year 2025, these include fees for services associated with the issuance of comfort letters related to a debt issuance.
(2)	Audit-related fees include fees for services not related to the annual audit of the consolidated financial statements, related quarterly reviews or required by statute. Fees included are associated with assurance and other professional services that are related to the performance of audits of the Company and financial reporting for certain foreign subsidiaries.

2026 PROXY STATEMENT	67

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(3)	Tax fees are for services to assist in the preparation of our foreign tax returns and for the provision of tax advice.
(4)	All other fees consist of fees for other permissible services other than the services reported above, including fees for access to accounting and reporting reference materials.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for approving every engagement of our independent registered public accounting firm to provide audit or non-audit services for us before being engaged to provide those services. The Audit Committee’s pre-approval policy provides as follows:

•	Once a year when the base audit engagement is reviewed and approved, management will identify all other services (including fee ranges) for which management knows or believes it will engage our independent registered public accounting firm for the next 12 months. Additionally, on an annual basis, the Audit Committee pre-approves an allotment to be utilized for specifically defined permitted services not anticipated in the annual pre-approval. Those services typically include, statutory audits, specified tax matters, certifications to the lenders as required by financing documents and consultation on new accounting and disclosure standards.
•	If any new proposed engagement comes up during the year that was not pre-approved by the Audit Committee or exceeds the pre-approval allotment as discussed above, the engagement will require (i) specific approval of the chief financial officer and corporate controller (including confirming with counsel permissibility under applicable laws and evaluating potential impact on independence) and, if approved by management, (ii) approval of the Audit Committee or its designee.
•	The chair of the Audit Committee will have the authority to give such approval but may seek full Audit Committee input and approval in specific cases as he or she may determine.

The Audit Committee has determined that the rendering of services other than audit services by PwC is compatible with maintaining the principal accountant’s independence.

All of the services provided by PwC for 2025 and 2024 were pre-approved by our Audit Committee in accordance with the above policy.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended November 30, 2025 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2025.

David Marberger (Chairperson)
Yael Garten
Daniel Geballe
Christopher McCormick
Artemis Patrick
Joshua Prime

The material in this report of the Audit Committee is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

68	LEVI STRAUSS & CO.

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SHAREHOLDER PROPOSALS

PROPOSAL 4

SHAREHOLDER PROPOSAL REQUESTING A BYLAW AMENDMENT RELATED TO SUSTAINABILITY ROI REPORT BY AUDIT COMMITTEE

The National Center for Public Policy Research has notified the Company that they intend to present the following proposal for consideration at the annual meeting.

SUSTAINABILITY ROI OVERSIGHT

Resolved: The shareholders hereby amend the Bylaws of the Corporation to incorporate the following provision, inserted wherever the Board deems appropriate to maintain internal consistency of numbering and structure:

“The corporation shall have an Audit Committee. The Audit Committee’s oversight shall include the corporation’s sustainability initiatives. The process by which the Audit Committee shall exercise its oversight of the corporation’s sustainability initiatives shall at a minimum include assessing annually the extent to which the corporation’s sustainability initiatives have been authorized and maintained on the basis of expected value and return-on-investment calculations. The Audit Committee shall at least annually report to the shareholders on its findings related to the authorization and maintenance of the corporation’s sustainability initiatives.”

SUPPORTING STATEMENT

Levi’s has made numerous sustainability commitments, but shareholders are entitled to greater transparency on how those ambitions translate into a positive ROI. Absent such transparency, it is difficult to assess whether sustainability investments are value-accretive or destroying.(1) For example:

1.   Absence of a published EV/NPV decision framework.

In Levi’s Climate Transition Plan, the Company states that it aims to incorporate relevant criteria “into purchase expenditure requests” and to “break out climate expenses” over time.(2) But the Plan apparently does not present an existing, auditable process with explicit discount rates, scenario weighting, or threshold return criteria. This leaves shareholders unable to assess whether sustainability projects are held to the same economic rigor as other capital investments.

2.   Emphasis on impact metrics rather than financial returns.

Levi’s Sustainability Goals & Metrics and related disclosures place strong focus on targets like greenhouse gas reductions, renewable energy usage, water usage, and supplier compliance.(3) These are impact indicators, not financial performance measures. The absence of per-project payback, internal rate of return (IRR), or reconciliation of expected versus realized cash flows makes it impossible for shareholders to judge whether achieving environmental or social goals comes at the expense of shareholder value.

3.   Unquantified supplier cost impacts and opportunity costs.

Levi’s Supplier Code of Conduct imposes rigorous environmental, labor, and social requirements on suppliers and frames compliance as integral to sourcing strategy.(4) Such constraints shrink the eligible supplier pool, likely raising procurement costs and reducing sourcing flexibility. Yet Levi’s does not publicly quantify these incremental costs or compare them against the benefits of supplier compliance.

In all these areas and more, capital devoted to sustainability initiatives does not appear to be transparently compared to alternative uses of capital (such as store expansion, product development, or share buybacks).

By disclosing these gaps, the requested report would strengthen investor confidence that Levi’s sustainability program is not prioritizing ideology over return in breach of management’s duty to shareholders and would provide shareholders information necessary to value their shares.

Shareholders concerned about ROI should vote FOR this proposal.

(1)  As of Nov. 11, 2025, Levi’s has apparently underperformed Ralph Lauren by roughly 23 percentage points the past twelve months and underperformed the S&P 500 by roughly thirty percentage points the past three years.

(2)  https://www.levistrauss.com/wp-content/uploads/2024/10/Climate-Transition-Plan.pdf

(3)  Id.; https://www.levistrauss.com/wp-content/uploads/2023/09/2022-SASB-INDEX.pdf

(4)  https://www.levistrauss.com/wp-content/uploads/2022/09/LSCo_Code-of-Conduct.pdf

2026 PROXY STATEMENT	69

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Board Recommendation(1)

Our Board of Directors has carefully considered this Proposal and recommends that you vote AGAINST this Proposal for the following reasons:

The Proposal attempts to micromanage the Board by prescribing the manner in which the Board should review and set our sustainability strategy, as well as the outcome of such analysis.

Long-term value creation and preservation—through our sustainability initiatives and otherwise—is one of the primary responsibilities of our Board. As reflected in our corporate governance guidelines, our Board actively oversees, monitors and reviews fundamental business strategies and shareholder value creation, as well as the Company’s values and corporate citizenship principles. The Board also oversees matters relating to sustainability, including policies, programs and goals, and the targets, standards and other metrics used by the Company to measure and track sustainability performance and progress. Finally, our Board oversees the Company’s relationships and interactions with its primary stakeholders, including shareholders, customers, suppliers and the community, all of whom are relevant to the Company’s sustainability strategy and initiatives.

The binding Proposal—which seeks to formally amend our bylaws—is inappropriate because it attempts to prescribe a specific method, inputs and outputs of the Board’s analysis of sustainability initiatives in a manner that would unnecessarily constrain the Board’s ability to exercise its judgement and discretion.

The Board has already delegated responsibility for certain sustainability initiatives to the Nominating, Governance and Corporate Citizenship (NGCC) Committee and the Audit Committee.

The Proposal asks that the Audit Committee, specifically, oversee sustainability initiatives. Yet, this is a function that is already shared by both the Audit Committee and the NGCC Committee. The NGCC Committee is charged with overseeing our corporate citizenship initiatives, policies, programs, progress reports and targets, including how they may impact our operations, performance or reputation, as well as other related risks. As part of its oversight role, the NGCC Committee also reviews the expected benefits and costs of these initiatives, including the extent to which Company funds and resources are allocated to the initiatives. The Audit Committee is charged with overseeing our major financial risk and enterprise exposures, including those stemming from our sustainability initiatives. In addition, both committees work together to oversee the preparation of disclosures related to our sustainability matters. The Board continues to believe that this is the appropriate structure to effectively oversee the Company’s sustainability initiatives and ensure value creation for the Company and all of its stakeholders.

We believe our sustainability strategy and initiatives are fundamental to our long-term success.

Value creation can take many forms, and we view sustainability and responsible business practices as one of the keys to our long-term success. Our sustainability strategy is focused on three pillars that have direct impact on our business: climate, consumption and community. This provides a framework for us to consider sustainability within our broader business operations, thereby identifying opportunities and mitigating risks important to our business. Indeed, many of the initiatives mentioned in the Proposal are crucial to this strategy. For example:

•	Our climate transition plan is aimed at mitigating disruptions to our supply chain and increased costs from extreme weather events.
•	Our water use targets encourage our suppliers to develop innovative practices to help mitigate the costs and other effects of diminishing water resources.
•	Our supplier code of conduct and historical commitment to sustainability helps to attract and retain customers and consumers and we believe strengthens our image, reputation and business.

This forward-thinking and holistic approach to sustainability enables us to better anticipate and adapt to disruptions and risks. In addition, we believe our initiatives and standards benefit our suppliers by fostering operational excellence and better productivity and quality, which ultimately results in long-term cost reductions, benefiting our investors. We are also not alone in these efforts. Many other retail companies expect similar minimum standards from suppliers and utilize the same supplier pool as us. Moreover, we believe that many of our consumers expect that we operate in a sustainable and responsible way, and that we hold our suppliers to reasonable standards. As a result, we believe that our sustainability initiatives, which are rooted in our core values, have helped us build our brands, grow our business, maintain our reputation, mitigate risks, and engender consumer and supplier trust around the world.

We already provide meaningful information about the value of our sustainability initiatives.

There is no established framework for calculating the financial return on investment for sustainability initiatives, whose benefits are often long-term, intangible, and may be difficult to isolate from other business factors. Our Board reviews the expected and ongoing benefits of our sustainability initiatives to our business but we do not believe that return on investment would provide a meaningful measure, given the complexity, burden, and limited nature of this measure as it relates to sustainability initiatives.

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Nevertheless, we have been and remain committed to providing our stakeholders with meaningful information about our sustainability initiatives. We currently publish several detailed reports, including our annual Sustainability Goals & Metrics Report and our Climate Transition Plan. These reports contain valuable information regarding our initiatives, including our goal setting approach and the governance of our sustainability program at the Board and management levels. Under the Proposal’s mandate, however, the bylaws would hardwire the production of an additional financial report focused specifically on the authorization and maintenance of the Company’s sustainability initiatives. Not only would this be costly and burdensome to our operations, it also inappropriately singles out one set of corporate initiatives over the rest and subjects them to heightened reporting obligations without any clear justification for the difference in treatment.

For the foregoing reasons, the Board unanimously recommends that shareholders vote “AGAINST” this proposal.

(1)	The Company will promptly provide the address and, to our knowledge, share ownership of the National Center for Public Policy Research to shareholders upon receiving an oral request or a written request sent to Levi Strauss & Co., Attn: Corporate Secretary, 1155 Battery Street, San Francisco, CA 94111.

Our Board of Directors unanimously recommends a vote “AGAINST” this proposal.

2026 PROXY STATEMENT	71

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Class A common stock and Class B common stock as of February 1, 2026 by: (i) each of our directors and each nominee for director; (ii) each of our NEOs; (iii) all of our directors and executive officers as a group; and (iv) each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Class A common Stock and Class B common stock on a combined basis. The mailing address for each shareholder in the table below is c/o Levi Strauss & Co., 1155 Battery Street, San Francisco, CA 94111.

NAME OF BENEFICIAL OWNER	CLASS A SHARES	%	CLASS B SHARES	%	% OF TOTAL VOTING POWER+
DIRECTORS:
Troy Alstead	43,065	*	—	—	*
Jill Beraud	160,756	*	—	*	*
Robert Eckert(1)	75,402	*	174,509	*	*
Yael Garten	44,769	*	—	—	*
Daniel Geballe(2)	35,011	—	509,079	*	*
Jeffrey J. Jones II	—	—	—	—	—
David Marberger	7,852	*	—	—	—
Christopher McCormick(3)	53,393	*	51,529	—	*
Jenny Ming	52,582	*	43,872	*	*
Artemis Patrick	—	—	—	—	—
Joshua Prime(4)	44,769	*	1,841,305	*	*
Elliott Rodgers	33,967	*	—	—	*
NAMED EXECUTIVE OFFICERS:
Michelle Gass(5)	512,724	*	—	—	*
Harmit Singh(6)	245,848	*	22,517	—	*
Gianluca Flore(7)	52,319	*	—	—	*
David Jedrzejek(8)	36,857	*	—	—	*
Elizabeth O’Neill(9)	8,182	*	16,833	—	*
Current directors and executive officers as a group (19 persons)(10)	1,492,342	1.4	2,651,255	*	*
5% OR GREATER SHAREHOLDERS:
Margaret E. Haas(11)	—	—	42,551,102	14.8	14.3
Mimi L. Haas	200	—	41,385,477	14.4	13.9
Robert D. Haas(12)	—	—	36,601,890	12.8	12.3
Peter E. Haas Jr. Family Fund	—	—	23,778,400	8.3	8.0
Daniel S. Haas(13)	—	—	23,635,788	8.2	8.0
Jennifer C. Haas(14)	—	—	21,027,063	7.3	7.1
Bradley J. Haas(15)	—	—	20,355,082	7.1	6.8
*	Represents beneficial ownership of less than 1%.
+	Represents the voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each share of our Class A common stock is entitled to one vote per share, and each share of our Class B common stock is entitled to ten votes per share. Our Class A common stock and Class B common stock will vote together on all matters (including the election of directors) submitted to a vote of our shareholders, except under limited circumstances described in our certificate of incorporation.
(1)	Includes 31,489 shares of Class A or Class B common stock issuable pursuant to restricted stock units and/or dividend equivalent rights that vested within 60 days of February 1, 2026, the settlement of which has been deferred at the election of the director until his or her retirement from the Board, or would vest within 60 days of February 1, 2026 if the director resigns or if the director’s service is terminated without cause.
(2)	Includes (i) 178,197 Class B shares held by in trust accounts for Mr. Geballe’s children for which Mr. Geballe is sole trustee; (ii) an aggregate of 198,652 Class B shares and 35,011 Class A held in trust accounts of which Mr. Geballe is a co-trustee; and (iii) 132,230 Class B shares held in a trust account for Mr. Geballe’s children of which he has no voting or investment power. Mr. Geballe disclaims ownership of the 132,230 Class B shares held in a trust account for his children.

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(3)	Includes 19,137 shares of Class A or Class B common stock issuable pursuant to restricted stock units and/or dividend equivalent rights that vested within 60 days of February 1, 2026, the settlement of which has been deferred at the election of the director until his or her retirement from the Board, or would vest within 60 days of February 1, 2026 if the director resigns or if the director’s service is terminated without cause.
(4)	Includes (i) 1,557,744 shares held by Mr. Prime’s spouse for which Mr. Prime has no voting or investment power; and (ii) an aggregate of 225,498 shares held in custodial accounts, of which Mr. Prime’s spouse is custodian, for the benefit of others and for which Mr. Prime has no voting or investment power. Mr. Prime disclaims beneficial ownership of these 1,783,242 shares. Includes 10,000 shares held in a trust, of which Mr. Prime and Mr. Prime’s spouse are co-trustees and share voting and investment power.
(5)	Includes 336,133 shares that Ms. Gass has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 1, 2026.
(6)	Includes 38,744 shares that Mr. Singh has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 1, 2026.
(7)	Includes 4,278 shares that Mr. Flore has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 1, 2026.
(8)	Includes 5,582 shares that Mr. Jedrzejek has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 1, 2026.
(9)	Includes 22,255 shares that Ms. O’Neill has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 1, 2026.
(10)	Includes 456,444 shares that our current executive officers have the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 1, 2026.
(11)	Includes (i) an aggregate of 21,422,985 shares held in trusts and a limited liability company, of which Ms. Haas is trustee and manager, respectively, for the benefit of others and for which Ms. Haas has sole voting and investment power; (ii) 7,024,430 shares held by the Margaret E. Haas Fund; and 844,680 shares held by the Lynx Foundation, of which Ms. Haas is board chair, for the benefit of charitable entities and for which Ms. Haas shares voting and investment power. Ms. Haas disclaims beneficial ownership of these 29,292,095 shares.
(12)	Includes (i) 24,910,777 shares held by trusts, of which Mr. Haas is trustee, for the benefit of others and for which Mr. Haas has sole voting and investment power; (ii) 2,360,416 shares held by Mr. Haas’ spouse for which Mr. Haas has no voting or investment power; and (iii) 7,999,914 shares held in a trust, of which Mr. Haas’ spouse is trustee, for the benefit of others and for which Mr. Haas has no voting or investment power. Mr. Haas disclaims beneficial ownership of these 35,271,107 shares.
(13)	Includes 4,698,268 shares held in trusts for the benefit of others and for which Mr. Haas has sole voting and investment power. Mr. Haas disclaims beneficial ownership of these 4,698,268 shares.
(14)	Includes (i) 5,498,804 shares held in a limited liability company, of which Ms. Haas is manager for the benefit of others and for which Ms. Haas has sole voting and investment power and (ii) 31,770 shares held by Ms. Haas’ dependent for which Ms. Haas has no voting or investment power. Ms. Haas disclaims beneficial ownership of these 5,530,574 shares.
(15)	Includes (i) 2,781,450 shares held in a trust for the benefit of others and for which Mr. Haas has sole voting and investment power; (ii) 155,822 shares held in custodial accounts of which Mr. Haas is custodian, for the benefit of others and for which Mr. Haas has sole voting and investment power; and (iii) 66,973 shares held by Mr. Haas’ spouse for which Mr. Haas has no voting or investment power. Mr. Haas disclaims beneficial ownership of these 3,004,245 shares.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information, as of November 30, 2025, with respect to our equity compensation plans.

PLAN CATEGORY	CLASS OF COMMON STOCK	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(3)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN 2)(4)
Equity compensation plans approved by security holders(1):	Class A	10,784,875	$18.17	22,819,066
	Class B	362,644	$ 14.88	—
Equity compensation plans not approved by security holders:	—	—	—	—
Total	Class A and Class B	11,147,519	$17.86	22,819,066
(1)	Includes our 2016 Equity Incentive Plan (“2016 EIP”), 2019 Equity Incentive Plan (“2019 EIP”) and 2019 Employee Stock Purchase Plan (“2019 ESPP”). No additional awards may be granted under our 2016 EIP.
(2)	The number of shares includes SARs, RSUs and PRSUs based on target performance and includes shares of common stock to be issued in connection with certain deferred stock-settled director RSUs. The number of shares for SARs represents the number of shares of common stock the SARs would convert into if exercised on November 30, 2025 based on the market value of our common stock on that date, calculated based on the conversion formula as defined in the EIP.
(3)	Only includes SARs, as RSUs and PRSUs do not have exercise prices associated with them.
(4)	Calculated based on the number of stock awards authorized upon the adoption of the 2019 EIP, less (a) the number of outstanding dilutive SARs (b) shares issued in connection with converted RSUs and (c) securities expected to be issued in the future upon conversion of outstanding RSUs. The 2019 EIP provides for an award pool of 40 million shares of common stock that may be subject to awards thereunder. The 22,819,066 figure in the table reflects the potential number of shares which could be issued pursuant to future awards under the 2019 EIP of 13,714,044 and pursuant to future issuances under the 2019 ESPP of 9,105,022. Note that the following shares may return to the 2019 EIP and be available for issuance in connection with a future award: (i) shares covered by an award that expires or otherwise terminates without having been exercised in full; (ii) shares that are forfeited or awards which are canceled and regranted in accordance with the terms of the 2019 EIP; (iii) shares covered by an award that may only be settled in cash per the terms of the award which do not count against the 2019 EIP’s award pool; (iv) shares withheld to cover payment of an exercise price or cover applicable tax withholding obligations; (v) shares tendered to cover payment of an exercise price; and (vi) shares that are canceled pursuant to an exchange or repricing program.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and greater than 10% shareholders to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors, and greater than 10% shareholders were complied with, except for one inadvertently delinquent report related to one transaction for Timothy Joe Davis, our Senior Vice President and Global Controller.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why Did I Receive a One-Page Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. This method of distribution makes our process more efficient and less costly and limits our impact on the environment. Accordingly, we are sending an Important Notice Regarding the Availability of Proxy Materials (the “Proxy Availability Notice”) to our shareholders of record. All shareholders will have the ability to access the proxy materials on the website referred to in the Proxy Availability Notice free of charge or request to receive a printed set of the proxy materials for the 2026 Annual Meeting of Shareholders (the “annual meeting”). Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Proxy Availability Notice.

We intend to mail the Proxy Availability Notice on or about March 11, 2026 to all shareholders of record entitled to vote at the annual meeting. We expect that this proxy statement and the other proxy materials will be available to shareholders on or about March 11, 2026.

What Does It Mean if I Receive More Than One Proxy Availability Notice?

If you receive more than one Proxy Availability Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Proxy Availability Notices to ensure that all of your shares are voted.

Why Are We Having a Virtual Only Meeting?

This year, we will again hold the annual meeting in a virtual-only format, which will be conducted over the internet via live webcast. In addition, we anticipate that we will continue to hold our annual meetings using a virtual-only format in future years, as we have found that a virtual format allows greater shareholder participation, decreases the costs of holding the meeting, and is more environmentally friendly. We intend to hold our virtual annual meetings in a manner that affords you the same general rights and opportunities to participate as you would have at an in-person meeting.

Who Can Vote At the Annual Meeting?

Only shareholders of record at the close of business on February 27, 2026 (the “Record Date”) will be entitled to vote at the annual meeting. On the Record Date, there were 98,057,678 shares of Class A common stock and 286,514,706 shares of Class B common stock outstanding and entitled to vote.

How Do I Attend the Annual Meeting?

The annual meeting will be held live via the internet on Wednesday, April 22, 2026, at 10:30 a.m., Pacific Time, at www.virtualshareholdermeeting.com/LEVI2026. You will not be able to attend the meeting in person. Participation in and attendance at the annual meeting is limited to shareholders of record as of the Record Date. Online access will begin at 10:15 a.m., Pacific Time, on April 22, 2026, and we encourage you to access the annual meeting prior to the start time.

A list of shareholders of record will be available for inspection by shareholders of record during the normal business hours for 10 days prior to the annual meeting for any legally valid purpose at our corporate headquarters at 1155 Battery Street, San Francisco, CA 94111.

To be admitted to the annual meeting at www.virtualshareholdermeeting.com/LEVI2026, you must enter the 16-digit control number found next to the label “Control Number” for the postal mail recipients or within the body of the email sending you the proxy statement. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the annual meeting. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/LEVI2026.

How Can I Access the Webcast of the Annual Meeting?

We plan to offer a live webcast of the annual meeting at www.virtualshareholdermeeting.com/LEVI2026. To access the webcast, go to this website and follow the instructions provided. The webcast will be recorded and available for replay at this website through May 22, 2026.

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What Am I Voting On?

There are four matters scheduled for a vote at the annual meeting:

•	Proposal 1: Election of the following three nominees recommended by our Board of Directors as Class I directors: Jill Beraud, Artemis Patrick and Elliott Rodgers.

•	Proposal 2: Advisory vote to approve executive compensation.

•	Proposal 3: Ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending November 29, 2026.

•	Proposal 5: Shareholder proposal, if properly presented at the meeting, requesting a bylaw amendment related to a Sustainability ROI Report by the Audit Committee.

What If Another Matter Is Properly Brought Before the Annual Meeting?

Our Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, your proxyholder will vote your shares using his or her best judgment.

Will I Be Able to Ask Questions at the Annual Meeting?

You will be able to submit written questions during the annual meeting by following the instructions that will be available on the annual meeting website during the annual meeting. Only questions pertinent to meeting matters of the Company will be answered during the meeting, subject to time constraints. Questions that are substantially similar may be grouped together to avoid repetition.

What Are My Voting Options?

•	Proposal 1: You may vote FOR the election of all nominees recommended by our Board of Directors as Class I Directors or you may WITHHOLD your vote for any nominee you specify.

•	Proposal 2: You may vote FOR, AGAINST or ABSTAIN on the advisory vote to approve executive compensation.

•	Proposal 3: You may vote FOR, AGAINST or ABSTAIN on the ratification of the selection of PwC as our independent registered public accounting firm for the fiscal year ending November 29, 2026.

•	Proposal 4: You may vote FOR, AGAINST or ABSTAIN on the shareholder proposal, if properly presented at the meeting, requesting a bylaw amendment related to a Sustainability ROI Report by the Audit Committee.

How Does the Board of Directors Recommend that I Vote?

The table below sets forth the unanimous recommendation of our Board of Directors for each of the four matters scheduled for a vote at the annual meeting.

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PROPOSAL		UNANIMOUS RECOMMENDATION OF OUR BOARD OF DIRECTORS
1.	Election of Class I Directors	FOR all of the nominees
2.	Advisory Vote to Approve Executive Compensation	FOR
3.	Ratification of Selection of Independent Registered Public Accounting Firm	FOR
4.	Shareholder proposal, if properly presented at the meeting, requesting a bylaw amendment related to a Sustainability ROI Report by the Audit Committee	AGAINST

How Many Votes Do I Have?

On each matter scheduled for a vote at the annual meeting, you have one vote for each share of Class A common stock you own and 10 votes for each share of Class B common stock you own, in each case as of the Record Date.

How Do I Vote?

•	Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote at the annual meeting or vote by proxy over the telephone, through the internet or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote through the internet even if you have already voted by proxy, as your proxy is revocable at your option.

OVER THE TELEPHONE
•	Call 1-800-690-6903 and follow the recorded instructions (you will need the voter control number from your proxy card)

•	Your vote must be received by 8:59 p.m., Pacific Time, on April 21, 2026

THROUGH THE INTERNET
Before the Meeting
•	Visit www.proxyvote.com to vote online (you will need the voter control number from your proxy card or the Proxy Availability Notice)

•	Your vote must be received by 8:59 p.m., Pacific Time, on April 21, 2026

During the Meeting
•	Visit virtualshareholdermeeting.com/LEVI2026 to vote online (you will need the voter control number from your proxy card or at the Proxy Availability Notice)

USING A PROXY CARD
•	Complete, sign, date and return the proxy card that may be delivered

•	Your proxy card must be mailed by April 13, 2026

•	Beneficial Owner: Shares Registered in the Name of Broker or Bank. If on the Record Date your shares were held in an account at a brokerage firm, bank or other similar agent rather than in your name, then you are the beneficial owner of shares held in street name and a voting instruction form, together with the Proxy Availability Notice, are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote over the telephone or through the internet as instructed by your broker, bank or other agent. You are also invited to attend the annual meeting. For admission to the annual meeting, follow the instructions from your broker, bank or other agent included with the Proxy Availability Notice. To vote at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with the Proxy Availability Notice, or contact that organization to request a proxy form.

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Internet proxy voting allows you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. Note that you must bear any costs associated with your internet access, such as usage charges.

Can I Change My Vote after Submitting My Proxy?

•	Shareholder of Record: Shares Registered in Your Name. Yes. You may revoke your proxy at any time before the final vote at the annual meeting. You may revoke your proxy in any one of the following ways. Your most current proxy is the one that is counted.

	•	You may grant a subsequent proxy over the telephone or through the internet.

	•	You may submit another properly completed proxy card with a later date.

	•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 1155 Battery Street, San Francisco, CA 94111.

	•	You may attend the annual meeting and vote through the internet. Simply attending the annual meeting will not, by itself, revoke your proxy.

•	Beneficial Owner: Shares Registered in the Name of Broker or Bank. To revoke your proxy, follow the instructions provided by your broker, bank or other agent.

What Happens if I Do Not Vote, or if I Vote By Proxy Without Giving Specific Voting Instructions?

If you are a shareholder of record and do not vote by proxy at the annual meeting, your shares will not be voted. If you voted by proxy without marking voting selections, your shares will be voted:

•	Proposal 1: FOR the election of all of the nominees recommended by our Board of Directors as Class I directors.

•	Proposal 2: FOR the advisory vote to approve executive compensation.

•	Proposal 3: FOR the ratification of the selection of PwC as our independent registered public accounting firm for the fiscal year ending November 29, 2026.

•	Proposal 4: AGAINST the shareholder proposal, if properly presented at the meeting, requesting a bylaw amendment related to a Sustainability ROI Report by the Audit Committee.

If any other matter is properly brought before the annual meeting, your proxyholder will vote your shares using his or her best judgment.

What Happens if I Am A Beneficial Owner of Shares Held In Street Name and I Do Not Provide My Broker or Bank With Voting Instructions?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (the “NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote uninstructed shares with respect to matters considered to be routine under NYSE rules, but not with respect to non-routine matters.

Because Proposals 1, 2 and 4 are considered to be non-routine under NYSE rules, your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Because Proposal 3 is considered to be routine under NYSE rules, your broker, bank or other agent may vote your shares on this proposal in its discretion, even if you do not provide voting instructions. If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the proxy materials you receive from your broker, bank or other agent.

What Are Broker Non-Votes?

As discussed above, if you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares on matters deemed to be non-routine under NYSE rules, your broker, bank or other such agent cannot vote your shares. These un-voted shares are counted as broker non-votes.

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Because Proposals 1, 2 and 4 are considered to be non-routine under NYSE rules, we expect broker non-votes to exist in connection with those proposals. If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the proxy materials you receive from your broker, bank or other agent.

How Many Votes Are Needed to Approve Each Proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

PROPOSAL NUMBER	PROPOSAL DESCRIPTION	VOTE REQUIRED FOR APPROVAL	EFFECT OF ABSTENTIONS(1)	EFFECT OF BROKER NON-VOTES(2)
1	Election of Class I directors	The three nominees receiving the most FOR votes will be elected (WITHHOLD votes will have no effect)	N/A	No effect
2	Advisory vote to approve executive compensation	FOR votes from the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote and voting affirmatively or negatively	No effect	No effect
3	Ratification of selection of independent registered public accounting firm	FOR votes from the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote and voting affirmatively or negatively	No effect	N/A
4	Shareholder proposal, if properly presented at the meeting, requesting a bylaw amendment related to a Sustainability ROI Report by Audit Committee	FOR votes from the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote and voting affirmatively or negatively	No effect	No effect

(1)	Abstentions will not be counted toward the vote total for Proposals 2, 3 and 4. Abstentions will therefore have no effect on these proposals.
(2)	Broker non-votes will not be counted toward the vote total for Proposals 1, 2 and 4. Broker non-votes will therefore have no effect on these proposals. Because Proposal 3 is considered to be routine under NYSE rules, if you hold your shares in street name, your broker, bank or other agent may vote your shares on this proposal in its discretion if you do not provide voting instructions.

What is the Quorum Requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding a majority of the voting power of the outstanding shares entitled to vote are present at the annual meeting or represented by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chair of the annual meeting or the holders of a majority of the voting power of the shares present at the annual meeting in person or represented by proxy may adjourn the annual Meeting to another date.

How Can I Find Out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the annual meeting. We expect to publish final voting results on a Form 8-K within four business days of the annual meeting. If final voting results are not available to us in time to do so, we intend to publish preliminary voting results on a Form 8-K within four business days of the annual meeting and to publish final voting results on an additional Form 8-K within four business days of the final voting results becoming known to us.

Who Is Paying for This Proxy Solicitation?

This proxy is being solicited by the Company. Our directors and employees may solicit proxies in person, by telephone or by other means of communication. We will pay for the entire cost of soliciting proxies. Our directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokers, banks and other agents for the cost of forwarding these proxy materials to beneficial owners.

What Proxy Materials Are Available through the Internet?

The notice of annual meeting, proxy statement and our annual report to shareholders are available free of charge at www.proxyvote.com.

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I Share an Address with Another Shareholder, and We Received Only One Proxy Availability Notice. How Do I Obtain Another Proxy Availability Notice?

We have adopted a procedure approved by the SEC called householding, under which we can deliver a single Proxy Availability Notice to multiple shareholders who share the same address unless we receive contrary instructions from one or more of the shareholders. This procedure reduces our printing and mailing costs, and our impact on the environment. See “Other Information—Householding of Proxy Materials.”

When Are Shareholder Proposals for Inclusion In Our Proxy Materials for Next Year’s Annual Meeting of Shareholders Due?

The 2027 annual meeting of shareholders is expected to be scheduled to be held on April 14, 2027. Shareholders wishing to present a proposal for inclusion in our proxy materials for such meeting pursuant to Rule 14a-8 of the Exchange Act, must submit their proposals so that they are received by us at our principal executive offices no later than November 11, 2026 and must otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in our proxy materials for the 2027 annual meeting of shareholders. Nominations or proposals should be sent in writing to our Corporate Secretary at 1155 Battery Street, San Francisco, CA 94111.

When Are Other Proposals and Director Nominations for Next Year’s Annual Meeting of Shareholders Due?

The 2027 annual meeting of shareholders is scheduled to be held on April 14, 2027. Shareholders wishing to nominate a candidate for election to our Board of Directors or propose other business at an annual meeting other than pursuant to Rule 14a-8 of the Exchange Act must submit a written notice so that it is received by us at our principal executive offices no earlier than 5:00 p.m. Pacific Time on December 23, 2026 nor later than 5:00 p.m. Pacific Time on January 22, 2027 provided, however, that if next year’s annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after April 14, 2027, your proposal must be submitted not earlier than 5:00 p.m. Pacific Time on the 120th day prior to such annual meeting and not later than 5:00 p.m. Pacific Time on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of such meeting is first made by the Company. Nominations or proposals should be sent in writing to our Corporate Secretary at 1155 Battery Street, San Francisco, CA 94111. You are advised to review our amended and restated bylaws, which contain additional requirements about advance notice of director nominations and shareholder proposals. A complete copy of our amended and restated bylaws is available under the “Governance” tab of our website at investors. levistrauss.com.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the Securities and Exchange Commission’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide us with a notice that sets forth the information required by Rule 14a-19 of the Exchange Act by no later than January 22, 2027.

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OTHER INFORMATION

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Proxy Availability Notice or other proxy materials with respect to two or more shareholders sharing the same address by delivering a single Proxy Availability Notice or set of proxy materials addressed to those shareholders. This process, which is commonly referred to as householding, potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are shareholders will be householding our proxy materials. A single Proxy Availability Notice will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Availability Notice, please notify us or your broker. Direct your written request to Levi Strauss & Co., Attn: Investor Relations, 1155 Battery Street, San Francisco, CA 94111, or call (800) 438-0349. Shareholders who currently receive multiple copies of Proxy Availability Notices at their address and would like to request householding of their communications should contact their brokers.

OTHER MATTERS

2025 ANNUAL REPORT AND SEC FILINGS

Our financial statements for the fiscal year ended November 30, 2025, are included in our 2025 Annual Report, which we will make available to shareholders at the same time as this proxy statement. Our 2025 Annual Report and this proxy statement are posted on our website at investors.levistrauss.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Investor Relations, 1155 Battery Street, San Francisco, CA 94111. Our Board of Directors knows of no other matter that will be presented for consideration at the annual meeting. If any other matter is properly brought before the annual meeting, your proxyholder will vote your shares using his or her best judgment.

By Order of the Board of Directors,

Priscilla Duncan-Tannous

Corporate Secretary

San Francisco,

California

2026 PROXY STATEMENT	81

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LEVI STRAUSS & CO.
Investor Relations

800-438-0349

investor-relations@levi.com

© 2026 Levi Strauss & Co - All rights reserved

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LEVI STRAUSS & CO.
P.O. BOX 7215
SAN FRANCISCO, CA 94120

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 P.M. Pacific Time on April 21, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LEVI2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 8:59 P.M. Pacific Time on April 21, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be mailed by April 13, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V84445-P41592	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LEVI STRAUSS & CO.

The Board of Directors recommends a vote FOR all the listed nominees.

1.	The election as Class I directors of the three nominees named in the Proxy Statement.

	Nominees:		For		Withhold

	1a.	Jill Beraud	☐		☐

	1b.	Artemis Patrick	☐		☐

	1c.	Elliott Rodgers	☐		☐

The Board of Directors recommends a vote FOR Proposal 2.			For	Against	Abstain

2.	Advisory vote to approve executive compensation.		☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 3.			For	Against	Abstain

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal year 2026.		☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposal 4.			For	Against	Abstain

4.	Shareholder proposal, if properly presented at the meeting, requesting Bylaw Amendment related to Sustainability ROI Report by Audit Committee.		☐	☐	☐

NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V84446-P41592

Levi Strauss & Co.
Annual Meeting of Shareholders

April 22, 2026 10:30 A.M. Pacific Time

www.virtualshareholdermeeting.com/LEVI2026

David Jedrzejek and Priscilla Duncan-Tannous, or each of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if present, at the Annual Meeting of Shareholders of Levi Strauss & Co. to be held at 10:30 A.M., Pacific Time, on April 22, 2026 at www.virtualshareholdermeeting.com/LEVI2026, or any postponement or adjournment thereof.

Proxies must be mailed by April 13, 2026. Phone or online voting must be completed by 8:59 P.M., Pacific Time, on April 21, 2026. See reverse for instructions.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote “FOR” each of the nominees listed in Proposal 1, “FOR” Proposals 2 and 3 and “AGAINST” Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)